Exhibit 99.d(3)

Public Finance Amendment Act 2004

Public Act	2004 No 113
Date of assent 21	December 2004
Commencement	see section 2

Contents

1	Title
2	Commencement
3	Title repealed

Amendments to preliminary provisions of principal Act

4	New section 1A inserted
1A Purpose

5	Interpretation
6	New section 3A substituted
3A Power to amend Schedule 4

New Parts 1 and 2 substituted in principal Act

7	New Parts 1 and 2 substituted

Part 1
Appropriations

Requirement for appropriations

4	Expenses or capital expenditure must not be incurred unless in accordance with appropriation or statutory authority
5	Public money must not be spent unless in accordance with statutory authority
6	Authority to spend public money
7	Separate appropriation required for types of expenses and capital expenditure
8	Appropriation limited by amount
9	Appropriation limited by scope
10	Appropriation limited by period
11	Expenses or payments authorised other than by Appropriation Act
12	Timing of first Appropriation Bill for financial year

Information requirements for appropriations

13	Estimates and other supporting information must be presented with first Appropriation Bill
14	Content of Estimates
15	Other supporting information for first Appropriation Bill
16	Supplementary Estimates must be presented with Supplementary Appropriation Bill
17	Content of Supplementary Estimates
18	Minister must consult on proposal to change format or content of information presented with Appropriation Bills
19	Power of Secretary to obtain information

Other provisions relating to appropriations

20	Departments may incur output expenses for, or on behalf of, other departments
21	Expenses restricted by revenue
22	Operating surplus of department

23	Net assets of departments must be confirmed
24	Movements within departmental statement of financial position
25	Expenses or capital expenditure may be incurred in emergencies
26	Minister may determine terms and conditions of capital injections
26A	Transfer of resources between output expense appropriations
26B	Minister may approve expenses or capital expenditure to be incurred in excess of existing appropriation
26C	Expenses or capital expenditure incurred without appropriation or other authority requires validation by Parliament
26D	Reporting requirements in relation to expenses or capital expenditure incurred in excess of, or without, appropriation

Application of this Part to Offices of Parliament

26E	Application of this Part to Offices of Parliament

Part 2
Fiscal responsibility

Preliminary

26F	Interpretation
26G	Principles of responsible fiscal management
26H	Generally accepted accounting practice

Fiscal strategy report

26I	Fiscal strategy report
26J	Contents of fiscal strategy report: long-term objectives
26K	Contents of fiscal strategy report: short-term intentions
26L	Contents of fiscal strategy report: other matters

Budget policy statement

26M	Budget policy statement

Statement on long-term fiscal position

26N	Statement on long-term fiscal position

Economic and fiscal updates

26O	Economic and fiscal update
26P	Economic forecasts
26Q	Fiscal forecasts
26R	Annual statement of tax policy changes
26S	Half-year economic and fiscal update
26T	Pre-election economic and fiscal update

Disclosure requirements for economic and fiscal updates

26U	Disclosure of policy decisions and other circumstances that may influence future fiscal situation
26V	Limits on disclosure requirements

Statement of responsibility

26W	Requirements for statement of responsibility

Miscellaneous

26X	Certain statements and updates may be published in advance of presentation to House of Representatives
26Y	Notification and availability of reports, statements, or updates
26Z	Power of Secretary to obtain information

Amendments to Part III (reporting by the Crown) of principal Act

8	New heading to Part III substituted

Part 3
Reporting by Government reporting entity

9	New section 27 substituted
27 Annual financial statements of Government

10	Responsibility for financial statements of the Crown
11	New section 29A substituted
29A Power of Secretary to obtain information

12	Auditor-General to be auditor of the Crown
13	New sections 30 to 31A substituted
30 Audit report

31 Annual financial statements must be presented to House of Representatives
31A Monthly financial statements of Government

14	Publication, inspection, and purchase of financial statements of the Crown
15	New section 32A substituted
32A Additional reports in relation to non-departmental appropriations

New Parts 4 to 6 substituted

16	New Parts 4 to 6 substituted

Part 4
Reporting by departments

33	Interpretation

Responsibilities of chief executives

34	Responsibilities of departmental chief executives: financial management
35	Responsibilities of departmental chief executives: reporting
36	Departmental chief executives not responsible for financial performance of other entities

Power of chief executives to obtain information

37	Power of departmental chief executives to obtain information

Reporting requirements—information on future operating intentions

38	Departments must provide information on future operating intentions
39	Obligation to present and publish information on future operating intentions
40	Requirements for information on future operating intentions
41	Extra information required for first financial year
42	Information on future operating intentions must include statement of responsibility

Reporting requirements—annual reports

43	Departments must prepare annual reports
44	Obligation to present and publish departmental annual reports
45	Contents of departmental annual report
45A	Statement of service performance
45B	Annual financial statements
45C	Statement of responsibility
45D	Audit report

Miscellaneous

45E	Application of this Part to intelligence and security departments
45F	Application of this Part to Offices of Parliament
45G	This Part modified for purpose of applying Part to Offices of Parliament

Part 5
Special reporting requirements

Subpart 1—Special annual reporting requirements

45H	Application of subpart
45I	First annual report for newly established entities
45J	Final annual report for disestablished entities
45K	Timing of special annual reports, etc
45L	Minister may allow certain information to be included in another entity’s annual report if operations transferred

Subpart 2—Application of provisions of Crown Entities Act 2004 to organisations named or described in Schedule 4

45M	Provisions of Crown Entities Act 2004 that apply to all Schedule 4 organisations
45N	Some provisions of Crown Entities Act 2004 applied to some Schedule 4 organisations
45O	Special provisions relating to Reserves Boards

Part 6
Borrowing, securities, derivative transactions, investment, banking, and guarantees

Subpart 1—Borrowing

Limits on borrowing by the Crown

46	The Crown must not borrow except under statute
47	Minister may borrow on behalf of the Crown if in public interest
48	Power to borrow must not be delegated
49	The Crown not liable for debts of Crown entities, etc

Appointment of borrowing agents

50	Minister may appoint agents for purpose of borrowing money
51	Appointment of borrowing agents does not prevent exercise of power by Minister
52	Borrowings must be taken to be lawful
53	Borrowing agents may delegate powers

Terms and conditions of borrowing

54	Minister may determine terms and conditions of borrowing
55	Charge on public revenues
56	Power to borrow by issue of series of similar securities
57	Power to vary borrowings of the Crown
58	Conversion of money borrowed by the Crown
59	Minister may appoint under-writers, managers, etc, for borrowings of the Crown

Payments relating to borrowings

60	Payment of principal and interest on money borrowed by the Crown
61	Expenses in respect of money borrowed by the Crown

Subpart 2—Securities

Limits on the Crown issuing securities

62	The Crown must not issue securities except under statute
63	Minister may issue securities for money borrowed by the Crown
64	Issue or variation of security taken to be lawful

Terms and conditions of securities

65	Securities must be in name of Sovereign
65A	Power to vary public securities
65B	Issue of new public security on loss, damage, or destruction of public security
65C	Execution of securities

Payments relating to securities

65D	Payments under public securities
65E	Expenses in respect of securities

Subpart 3—Derivative transactions

Limits on the Crown entering into derivative transactions

65F	The Crown must not enter into derivative transactions
65G	Minister may enter into derivative transactions if in public interest

Payments relating to derivative transactions

65H	Payments relating to derivative transactions of the Crown

Subpart 4—Investment

Investment of public money

65I	Investment of public money
65J	Payment of expenses relating to investment

Limits on lending by the Crown

65K	The Crown must not lend money except under statute
65L	Minister may lend money to persons or organisations if in public interest
65M	Minister may lend money to foreign government
65N	Authority to lend money includes authority to defer payments
65O	Repayment of money lent by the Crown
65P	Appropriation required for lending
65Q	Securities relating to lending must be in name of Sovereign

Subpart 5—Banking

Crown Bank Accounts

65R	Crown Bank Accounts

Departmental Bank Accounts

65S	Departmental Bank Accounts
65T	Directions relating to operation of Departmental Bank Accounts

General

65U	Payment into Bank Accounts
65V	Requirements for payment of money out of Bank Accounts
65W	Powers of Minister or Treasury in relation to Crown Bank Account and Departmental Bank Account
65X	Statement of accounts must be sent to Treasury or Auditor-General
65Y	Treasury must report on all expenses and capital expenditure incurred with or without appropriation or other statutory authority
65Z	Auditor-General may direct Ministers to report to House of Representatives in cases involving unlawful expenses, etc
65ZA	Auditor-General may stop payments out of Bank Accounts
65ZB	Application of this subpart to Offices of Parliament

Subpart 6—Guarantees and indemnities

Limits on giving by the Crown of guarantees and indemnities

65ZC	Guarantee or indemnity by the Crown must not be given except under statute
65ZD	Minister may give guarantee or indemnity if in public interest
65ZE	Departments may give guarantee or indemnity specified in regulations if in public interest

Other provisions relating to guarantees and indemnities

65ZF	Recovery of money paid under guarantee
65ZG	Payments in respect of guarantees or indemnities

Amendment to Part VII (trust money) of principal Act

17	New heading to Part VII substituted

Part 7
Trust money

Part VIIA (security and intelligence departments) of principal Act repealed

18	Part VIIA repealed

Amendments to Part VIII (general provisions) of principal Act

19	New heading to Part VIII substituted

Part 8
General provisions

20	New section 71AA inserted
71AA Delegation of Secretary’s powers

21	Payment of fines to local authorities and other organisations that conduct prosecutions
22	Unclaimed money
23	Minister may exercise powers relating to bona vacantia
24	Information to be provided to Treasury
25	New sections 80 and 80A substituted
80 Treasury instructions
80A Minister of Finance instructions
26	Regulations, Orders in Council, and notices
27	New section 82 substituted
82 Consultation and approval requirements for regulations or instructions relating to reporting standards
28	Abolition of certain accounts
29	Government stock in United Kingdom

Amendments to other provisions of principal Act

30	New Schedule 4 substituted
31	Repeal of Third, Fifth, Sixth, and Seventh Schedules

Transitional provisions

32	Application of provisions relating to financial year
33	Reporting obligations in respect of financial year
34	Existing bank accounts, investments, borrowing, guarantees, and derivatives
35	Regulations for transitional and savings purposes
36	References in trust deeds to section 25 of principal Act

Consequential amendments and repeal

37	Consequential amendments and repeal

Schedule 1

New Schedule 4 substituted in Public Finance Act 1989

Schedule 2

Amendments to other enactments relating to amendments to Public Finance Act 1989

The Parliament of New Zealand enacts as follows:

1              Title

(1)           This Act is the Public Finance Amendment Act 2004.

(2)           In this Act, the Public Finance Act 1989 is called “the principal Act”.

2              Commencement

This Act comes into force on 25 January 2005.

3              Title repealed

The Title of the principal Act is repealed.

Amendments to preliminary provisions of principal Act

4              New section 1A inserted

The principal Act is amended by inserting, after section 1, the following section:

“1A         Purpose

“(1)         The purpose of this Act is to consolidate and amend the law governing the use of public financial resources.

“(2)         To that end, this Act—

“(a)         provides a framework for parliamentary scrutiny of—

“(i)          the Government’s expenditure proposals; and

“(ii)         the Government’s management of its assets and liabilities; and

“(b)         establishes lines of responsibility for effective and efficient management of public financial resources; and

“(c)         specifies the principles for responsible fiscal management in the conduct of fiscal policy and requires regular reporting on the extent to which the Government’s fiscal policy is consistent with those principles; and

“(d)         specifies the minimum financial and non-financial reporting obligations of Ministers, departments, Offices of Parliament, and organisations named or described in Schedule 4; and

“(e)         provides for the application of financial management incentives and for the accountability of organisations named or described in Schedule 4; and

“(f)          safeguards public assets by providing statutory authority and control for the—

“(i)          borrowing of money; and

“(ii)         issuing of securities; and

“(iii)        use of derivative transactions; and

“(iv)        investment of funds; and

“(v)         operation of bank accounts; and

“(vi)        giving of guarantees and indemnities.”

5              Interpretation

(1)           Section 2(1) of the principal Act is amended by repealing the definitions of annual financial statements of the Crown and Audit Office, and substituting the following definitions:

“annual financial statements of the Government means the annual consolidated financial statements for the Government reporting entity prepared under section 27

“asset means an asset that is defined, recognised, and measured in accordance with generally accepted accounting practice

“Auditor-General has the meaning given to it by section 4 of the Public Audit Act 2001”.

(2)           Section 2(1) of the principal Act is amended by inserting, after the definition of benefit, the following definition:

“borrow money—

“(a)         includes—

“(i)          entering into hire purchase agreements or agreements that are of the same or a substantially similar nature; and

“(ii)         entering into finance lease arrangements or arrangements that are of the same or a substantially similar nature; and

“(iii)        accepting debt on assignment from other persons; but

“(b)         does not include the purchase of goods or services on credit, or the obtaining of an advance, through the use of a credit card or by a supplier supplying credit for the purchase of goods or services, for a period of 90 days or less from the date the credit card is used or the credit is supplied”.

(3)           Section 2(1) of the principal Act is amended by inserting, after the definition of borrowing expenses, the following definition:

“Budget means the Minister’s statement in moving the second reading of the first Appropriation Bill for a financial year”.

(4)           Section 2(1) of the principal Act is amended by repealing the definition of capital contribution, and substituting the following definitions:

“capital expenditure means the costs of assets acquired or developed (including tangible, intangible, or financial assets and any ownership interest in entities, but excluding inventories)

“carrying amount has the meaning given to it under generally accepted accounting practice”.

(5)           Section 2(1) of the principal Act is amended by repealing the definitions of contingent liability and cost.

(6)           The definition of Crown or Her Majesty in section 2(1) of the principal Act is amended—

(a)           by omitting the words “Her Majesty” in the first place where they appear, and substituting the words “the Sovereign”; and

(b)           by omitting from paragraph (a) the words “Her Majesty the Queen”, and substituting the words “the Sovereign”.

(7)           Section 2(1) of the principal Act is amended by repealing the definition of Crown Bank Account, and substituting the following definition:

“Crown Bank Account means any of the bank accounts opened and maintained under section 65R”.

(8)           Section 2(1) of the principal Act is amended by repealing the definitions of Crown entity and Crown entity group, and substituting the following definition:

“Crown entity has the meaning given to it by section 7(1) of the Crown Entities Act 2004”.

(9)           Section 2(1) of the principal Act is amended by repealing the definition of department, and substituting the following definition:

“department—

“(a)         means—

“(i)          a department or instrument of the Government or any branch or division of the Government; or

“(ii)         the Office of the Clerk of the House of Representatives; or

“(iii)        the Parliamentary Service; but

“(b)         does not include—

“(i)          a body corporate or other legal entity that has the power to contract; or

“(ii)         an Office of Parliament”.

(10)         Section 2(1) of the principal Act is amended by repealing the definition of Departmental Bank Account, and substituting the following definition:

“Departmental Bank Account means any of the bank accounts opened, maintained, and operated under section 65S”.

(11)         Section 2(1) of the principal Act is amended by inserting, after the definition of departmental revenue, the following definition:

“derivative transaction means—

“(a)         a transaction that is a rate swap transaction, swap option, basis swap, forward rate transaction, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, forward purchase or sale of a security, or commodity or other financial instrument or interest (including an agreement or option that relates to any of these transactions); or

“(b)         a transaction that is similar to any transaction referred to in paragraph (a) that—

“(i)          is currently, or in the future becomes, recurrently entered into in the financial markets; and

“(ii)         is a forward, swap, future, option, or other derivative on 1 or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, environmental or climatic variable, or other benchmarks against which payments or deliveries are to be made”.

(12)         Section 2(1) of the principal Act is amended by repealing the definition of Estimates, and substituting the following definition:

“Estimates means a statement in any form that—

“(a)         describes and supports the appropriations being sought in the first Appropriation Bill that relates to a financial year; and

“(b)         contains the information referred to in section 14”.

(13)         Section 2(1) of the principal Act is amended by inserting, after the definition of financial year, the following definition:

“forecast financial statements means a set of statements that consists of—

“(a)         a forecast statement of financial performance; and

“(b)         a forecast statement of financial position; and

“(c)         a forecast statement of cash flows; and

“(d)         any other forecast financial statement required by generally accepted accounting practice; and

“(e)         any other forecast financial statement required for a reporting entity by any regulations made, or instructions issued, under this or any other Act”.

(14)         Section 2(1) of the principal Act is amended by inserting, after the definition of Government, the following definitions:

“Government reporting entity means—

“(a)         the Sovereign in right of New Zealand; and

“(b)         the legislative, executive, and judicial branches of the Government of New Zealand

“impact means the contribution made to an outcome by a specified set of outputs, or actions, or both

“intelligence and security department means—

“(a)         the New Zealand Security Intelligence Service; or

“(b)         the Government Communications Security Bureau”.

(15)         Section 2(1) of the principal Act is amended by repealing the definition of liability, and substituting the following definition:

“liability means a liability that is defined, recognised, and measured in accordance with generally accepted accounting practice”.

(16)         Section 2(1) of the principal Act is amended by repealing the definitions of Mode B and Mode C.

(17)         Section 2(1) of the principal Act is amended by inserting, before the definition of Office of Parliament, the following definition:

“multi-class output expense appropriation has the meaning given to it by section 7(3)(b)”.

(18)         The definition of Office of Parliament in section 2(1) of the principal Act is amended by omitting the words “as defined in section 4 of the Public Audit Act 2001”.

(19)         Section 2(1) of the principal Act is amended by repealing the definition of other expenses, and substituting the following definition:

“other expenses means any expenses incurred by the Crown, a department, or an Office of Parliament that are other than—

“(a)         output expenses; or

“(b)         benefits or other unrequited expenses; or

“(c)         borrowing expenses”.

(20)         Section 2(1) of the principal Act is amended by repealing the definitions of outcomes and outputs, and substituting the following definitions:

“outcome—

“(a)         means a state or condition of society, the economy, or the environment; and

“(b)         includes a change in that state or condition

“output expenses—

“(a)         includes the full cost of producing and supplying outputs measured in accrual accounting terms; and

“(b)         includes the full allocation of overhead costs

“outputs—

“(a)         means goods or services that are supplied by a department, Crown entity, Office of Parliament, or other person or body; and

“(b)         includes goods or services that a department, Crown entity, Office of Parliament, or other person or body has agreed or contracted to supply on a contingent basis, but that have not been supplied

“principles of responsible fiscal management has the meaning given to it by section 26G(1)”.

(21)         The definition of public security in section 2(1) of the principal Act is amended by omitting the words “section 53 of this Act”, and substituting the expression “section 63”.

(22)         Section 2(1) of the principal Act is amended by repealing the definitions of purchased and raising a loan.

(23)         Section 2(1) of the principal Act is amended by inserting, before the definition of Responsible Minister, the following definition:

“remeasurements—

“(a)         means revisions of prices or estimates that result from revised expectations of future economic benefits or obligations that change the carrying amounts of assets or liabilities; but

“(b)         does not include—

“(i)          revisions that result from transactions or events that give rise to the initial recognition of assets or liabilities in the reporting period; or

“(ii)         revisions that result from transactions or events directly attributable to actions or decisions taken by the Crown; or

“(iii)        expenses that arise from the consumption of assets during the reporting period; or

“(iv)        interest income or interest expenses”.

(24)         The definition of Responsible Minister in section 2(1) of the principal Act is amended by repealing paragraphs (b) to (d), and substituting the following paragraphs:

“(b)         in relation to an organisation named or described in Schedule 4, the Minister or Ministers for the time being responsible for the financial performance of that organisation:

“(c)         in relation to an Office of Parliament, to the Office of the Clerk of the House of Representatives, or to the Parliamentary Service, the Speaker”.

(25)         Section 2(1) of the principal Act is amended by repealing the definition of Supplementary Estimates, and substituting the following definition:

“Supplementary Estimates means a statement in any form that—

“(a)         is presented to the House of Representatives in accordance with section 16; and

“(b)         contains the information referred to in section 17”.

(26)         Section 2(1) of the principal Act is amended by repealing the definition of trading revenue.

(27)         Section 2(1) of the principal Act is amended by inserting, after the definition of Trust money, the following definition:  “type, in relation to an appropriation, means any of the types of appropriations specified in section 7(1)”.

(28)         Section 2(1) of the principal Act is amended by repealing the definition of Vote, and substituting the following definition:

“Vote means an appropriation or a grouping of appropriations that is—

“(a)         the responsibility of a designated Minister or Ministers and administered by 1 department; or

“(b)         the responsibility of the Speaker and administered by—

“(i)          an Office of Parliament; or

“(ii)         the Office of the Clerk of the House of Representatives; or

“(iii)        the Parliamentary Service”.

(29)         Section 2(1) of the principal Act is amended by adding the following definition:

“working day means any day except—

“(a)         Saturday, Sunday, Good Friday, Easter Monday, Anzac Day, the Sovereign’s Birthday, Labour Day, Waitangi Day; and

“(b)         the day observed as anniversary day in Wellington; and

“(c)         a day in the period commencing on 25 December in 1 year and ending on 15 January in the next year.”

(30)         The principal Act is amended by repealing section 2(2) to (4).

6              New section 3A substituted

The principal Act is amended by repealing section 3A, and substituting the following section:

“3A         Power to amend Schedule 4

“(1)         The Governor-General may, by Order in Council, amend Schedule 4—

“(a)         to add to column 1 any of the following:

“(i)          the name of any body established by or under an Act:

“(ii)         the name of any statutory office (except an Office of Parliament) or statutory officer established by or under an Act:

“(iii)        the name of any trust that is created by the Crown by deed of trust or in respect of which the Crown has appointed, or has power to appoint, a majority of the trustees:

“(iv)        subject to subsection (2), the name of any company:

“(b)         to apply to an organisation that is in column 1 any provision of the Crown Entities Act 2004 (other than section 165) that is listed in column 2:

“(c)         to omit from column 1 any of the following (and to omit from column 2 any provision of the Crown Entities Act 2004 that applies to it):

“(i)          the name of any body, officer, trust, or company in recognition of its dissolution or removal from the register under the Companies Act 1993:

“(ii)         the name of any company subject to subsection(3):

“(iii)        the name of any trust in respect of which the Crown ceases to have the power to appoint a majority of the trustees:

“(iv)        the name of any body, officer, trust, or company that becomes a Crown entity under the Crown Entities Act 2004 or a State enterprise under the State-Owned Enterprises Act 1986:

“(d)         to substitute, in column 1, the name of any body, officer, trust, or company in recognition of a change in its name:

“(e)         to omit from column 2 the application of any provision of the Crown Entities Act 2004 to any 1 or more organisations named in column 1.

“(2)         An Order in Council may be made under subsection (1)(a)(iv) only if the Governor-General in Council is satisfied, at the time of the making of the Order in Council, that more than 50% of the issued ordinary shares in the capital of the company to which the order relates are held by Ministers of the Crown on behalf of the Crown.

“(3)         An Order in Council may be made under subsection (1)(c)(ii) only if the Governor-General in Council is satisfied, at the time of the making of the Order in Council, that at least 50% of the issued ordinary shares in the capital of the company to which the order relates are no longer held by Ministers of the Crown on behalf of the Crown.”

New Parts 1 and 2 substituted in principal Act

7              New Parts 1 and 2 substituted

The principal Act is amended by repealing Parts I (appropriations) and II (banking and investment), and substituting the following Parts:

“Part 1

“Appropriations

“Requirement for appropriations

“4            Expenses or capital expenditure must not be incurred unless in accordance with appropriation or statutory authority

“(1)         The Crown or an Office of Parliament must not incur expenses or capital expenditure, except as expressly authorised by an appropriation, or other authority, by or under an Act.

“(2)         In this section, expense does not include an expense that results from—

“(a)         a remeasurement of an asset or a liability; or

“(b)         an operating loss incurred by—

“(i)          a Crown entity named or described in the Crown Entities Act 2004; or

“(ii)         an organisation named or described in Schedule 4; or

“(iii)        a State enterprise named in the First Schedule of the State-Owned Enterprises Act 1986; or

“(iv)        the Reserve Bank of New Zealand; or

“(v)         any other entity whose financial statements must be consolidated into the financial statements of the Government to comply with generally accepted accounting practice.

“5            Public money must not be spent unless in accordance with statutory authority

The Crown or an Office of Parliament must not spend public money, except as expressly authorised by or under an Act (including this Act).

“6            Authority to spend public money

Public money may be spent, without further authority than this section, for the purpose of—

“(a)         meeting expenses or capital expenditure incurred in accordance with an appropriation or other authority by or under an Act; and

“(b)         the payment of goods and services tax in relation to those expenses or capital expenditure; and

“(c)         the repayment of debt of the Crown or an Office of Parliament; and

“(d)         the settlement of liabilities of the Crown or an Office of Parliament.

“7            Separate appropriation required for types of expenses and capital expenditure

“(1)         A separate appropriation must be made for—

“(a)         each category of output expenses; and

“(b)         each category of benefits or other unrequited expenses; and

“(c)         each category of borrowing expenses; and

“(d)         each category of other expenses; and

“(e)         each category of capital expenditure; and

“(f)          expenses and capital expenditure to be incurred by each intelligence and security department.

“(2)         All expenses or capital expenditure to be incurred in any financial year must be allocated to 1 of the types of appropriation set out in subsection (1) within a Vote specified in an Appropriation Act.

“(3)         An output expense appropriation referred to in subsection (1)(a) must consist of—

“(a)         a class of outputs to be supplied—

“(i)          by a department; or

“(ii)         to or on behalf of the Crown (other than by a department); or

“(b)         if the Minister approves, more than 1 class of outputs (a multi-class output expense appropriation) to be supplied—

“(i)          by a department; or

“(ii)         to or on behalf of the Crown (other than by a department).

“(4)         However, if subsection (3)(b) applies, the Estimates or other supporting information that must be presented with the Appropriation Bill in which the multi-class output expense appropriation is sought must,—

“(a)         to the extent required by section 14 or, as the case may be, section 15, relate to each class of outputs in that appropriation; and

“(b)         explain why those classes of outputs have been grouped under that 1 appropriation.

“8            Appropriation limited by amount

The authority to incur expenses or capital expenditure provided by an appropriation under an Appropriation Act—

“(a)         is limited to the amount specified for the appropriation by or under that Act; and

“(b)         may not be exceeded (except as provided for in section 25 or section 26A or section 26B).

“9            Appropriation limited by scope

“(1)         The authority to incur expenses or capital expenditure provided by an appropriation—

“(a)         is limited to the scope of the appropriation; and

“(b)         may not be used for any other purpose.

“(2)         For the purposes of subsection (1),—

“(a)         the scope of a multi-class output expense appropriation is the scope of each of the individual classes of outputs included in that appropriation; and

“(b)         any variation made by the Minister of the terms and conditions of a capital injection to any entity referred to in section 27(3)(a) to (f) does not change the scope or purpose of that capital injection.

“10          Appropriation limited by period

“(1)         The authority to incur expenses or capital expenditure provided by an appropriation under an Appropriation Act lapses at the end of the financial year to which the Act relates.

“(2)         However, if an Appropriation Act provides that the authority to incur expenses or capital expenditure applies for more than 1 financial year, that authority—

“(a)         lapses at the end of the period specified in the Act; and

“(b)         continues in force until the end of the period specified despite the repeal of the Act, unless the authority is expressly varied, revoked, or replaced by an authority in another Appropriation Act.

“(3)         Despite subsection (2), the authority to incur expenses or capital expenditure must not apply for more than 5 financial years.

“11          Expenses or payments authorised other than by Appropriation Act

“(1)         If an Act (other than an Appropriation Act) expressly provides for payments to be appropriated by or under that Act, any expense or capital expenditure incurred that gives rise to the need for those payments may be incurred without further appropriation than this section.

“(2)         Each expense or capital expenditure incurred in accordance with an appropriation by or under an Act (other than an Appropriation Act) must be managed and accounted for in the same manner as expenses or capital expenditure incurred in accordance with an Appropriation Act.

“12          Timing of first Appropriation Bill for financial year

Except as otherwise provided by a resolution of the House of Representatives, the first Appropriation Bill that relates to a financial year must be introduced into the House of Representatives before the end of the first month after the start of that financial year.

“Information requirements for appropriations

“13          Estimates and other supporting information must be presented with first Appropriation Bill

“(1)         The Minister must present to the House of Representatives the Estimates immediately after he or she has delivered the Budget.

“(2)         The Minister must also present to the House of Representatives the other supporting information referred to in section 15 at the same time he or she presents the Estimates under subsection (1), unless that other supporting information is already contained in the Estimates.

“14          Content of Estimates

“(1)         The Estimates must state,—

“(a)         for each appropriation being sought in the first Appropriation Bill for a financial year,—

“(i)          the Vote to which the appropriation relates; and

“(ii)         the Minister responsible for the appropriation; and

“(iii)        the department that will administer the Vote containing the appropriation; and

“(iv)        the type of the appropriation (in terms of section 7); and

“(v)         the amount of each expense or capital expenditure authorised by the appropriation (in terms of section 8); and

“(vi)        the scope of the appropriation (in terms of section 9); and

“(vii)       the period of the appropriation, but only if the period is more than 1 financial year (in terms of section 10); and

“(b)         for each department, the Responsible Minister for the department; and

“(c)         for each department other than an intelligence and security department, the projected balance of net assets for the department at the end of the financial year (in terms of section 23(1)(c)).

“(2)         The Minister may, in addition to the information referred to in this section, include in the Estimates any further information that the Minister considers necessary or desirable.

“15          Other supporting information for first Appropriation Bill

“(1)         The other supporting information for the first Appropriation Bill must, for each appropriation, include—

“(a)         a concise explanation of each appropriation (including the intended impacts, outcomes, or objectives of the appropriation); and

“(b)         the performance measures and forecast standards to be achieved for each class of outputs; and

“(c)         the forecast expenses to be incurred for each class of outputs within a multi-class output expense appropriation; and

“(d)         comparative voted and estimated actual expenses or capital expenditure for each appropriation for the previous financial year.

“(2)         The other supporting information must, for each Vote, include—

“(a)         comparative voted and estimated actual expenses or capital expenditure for the previous financial year, and comparative actual expenses or capital expenditure for each of the 4 financial years that preceded the previous financial year, for the total of each of the types of appropriation set out in section 7(1); and

“(b)         a summary of the financial activity relating to the Vote for the financial year to which the Appropriation Bill relates, and comparative budgeted and estimated actual figures for the previous financial year.

“(3)         The other supporting information must also include, for each category of expense or capital expenditure that is proposed to be incurred in accordance with an appropriation by an Act (other than an Appropriation Act),—

“(a)         the information required, under subsection (1) and section 14 for each appropriation (except that the reference in section 14(1)(a)(v) to the amount of each expense or capital expenditure authorised by the appropriation must be read as a reference to the amount of each expense or capital expenditure forecast to be incurred under the appropriation); and

“(b)         the authority for that expense or capital expenditure.

“(4)         The Minister may, in addition to the information referred to in this section, present any further information that the Minister considers necessary or desirable.

“(5)         Subsections (1)(a) and (b) and (2)(b) do not apply to an appropriation made in accordance with section 7(1)(f).

“16          Supplementary Estimates must be presented with Supplementary Appropriation Bill

The Minister must present to the House of Representatives the Supplementary Estimates on the day of the introduction of an Appropriation Bill that is other than—

“(a)         the first Appropriation Bill for a financial year; or

“(b)         an Appropriation Bill that deals only with matters that relate to a previous financial year.

“17          Content of Supplementary Estimates

“(1)         The Supplementary Estimates must,—

“(a)         if information about an appropriation or department was provided in the Estimates or previous Supplementary Estimates for the same financial year, state any changes to the information about that appropriation or department that—

“(i)          is required under section 14; and

“(ii)         is contained in those Estimates; or

“(b)         if information about an appropriation or department was not provided in the Estimates or previous Supplementary Estimates for the same financial year, state the information about that appropriation or department that is required under section 14.

“(2)         If subsection (1)(b) applies, the Minister must also present the information about the appropriation that is required under section 15(1)(a) to (c).

“18          Minister must consult on proposal to change format or content of information presented with Appropriation Bills

“(1)         This section applies if the Minister proposes to significantly change the format or content of—

“(a)         the Estimates; or

“(b)         the other supporting information referred to in section 15; or

“(c)         the Supplementary Estimates.

“(2)         Before giving effect to the proposal, the Minister must—

“(a)         submit the proposal to the Speaker (who must then present it to the House of Representatives); and

“(b)         consider any comments that he or she receives from—

“(i)          the Speaker; or

“(ii)         any committee of the House of Representatives that considered the proposal.

“19          Power of Secretary to obtain information

“(1)         The Secretary may request a department or an entity referred to in section 27(3)(a) to (f), or an entity that manages an asset or liability of the Crown, to supply to the Secretary any information that is necessary to enable the preparation of—

“(a)         the Estimates; and

“(b)         the other supporting information referred to in section 15; and

“(c)         the Supplementary Estimates.

“(2)         A request under subsection (1)—

“(a)         must be in writing; and

“(b)         may state the date by which, and the manner in which, the information requested must be provided.

“(3)         If a date is specified under subsection (2)(b), that date must be reasonable having regard to the time limits prescribed by this Act for presenting to the House of Representatives—

“(a)         the Estimates or other supporting information referred to in section 15; and

“(b)         the Supplementary Estimates.

“(4)         A department or entity to whom the request is made must comply with the request.

“Other provisions relating to appropriations

“20          Departments may incur output expenses for, or on behalf of, other departments

“(1)         This section applies if an output is supplied by a department (A) for, or on behalf of, another department (B) in accordance with an agreement between A and B.

“(2)         Output expenses may be incurred by A, without further appropriation than this section, up to the amount of revenue earned from B.

“(3)         However, A must return to B any revenue earned by the supply of the output that is not utilised toward the costs of the output.

“21          Expenses restricted by revenue

“(1)         If a class of outputs is supplied by a department, output expenses may be incurred, without further appropriation than this section, up to the amount of revenue expected to be earned by that class of outputs from parties other than the Crown.

“(2)         However, subsection (1) applies only if—

“(a)         the appropriation is limited to 1 class of outputs; and

“(b)         the appropriation to which the output expenses are to be charged is specified in an Appropriation Act for that year as being supplied under this section; and

“(c)         the approval of the Minister for the output expenses to be incurred under this section has been given.

“(3)         Despite subsections (1) and (2), the Minister may direct that only part of the output expenses may be incurred to a level less than the amount of the revenue earned from parties other than the Crown.

“(4)         This section does not authorise output expenses to be incurred, in respect of any class of outputs, that exceed the actual amount of revenue earned by that class of outputs from parties other than the Crown in any year.

“(5)         In this section, a reference to the amount of revenue earned by a class of outputs from parties other than the Crown may include a reference to the amount of revenue earned by a class of outputs from another department.

“22          Operating surplus of department

“(1)         Except as agreed between the Minister and the Responsible Minister for a department, the department must not retain any operating surplus that results from its activities.

“(2)         The reported net asset holding of a department may increase as a result of a remeasurement without further authority than this section.

“(3)         The amount of net asset holding in a department must not exceed the most recent projected balance of net assets for that department at the end of the financial year, as set out in an Appropriation Act in accordance with section 23(1)(c).

“(4)         Subsection (3) is subject to subsections (1) and (2).

“23          Net assets of departments must be confirmed

“(1)         Each Appropriation Bill that is introduced before the end of the financial year to which the Bill relates must include a schedule that shows for each department (other than an intelligence and security department)—

“(a)         either of the following:

“(i)          the most recently audited amount of net assets; or

“(ii)         the most recently projected amount of net assets at the start of that financial year to which the appropriations sought in that Bill apply; and

“(b)         projected movements in net assets during that financial year; and

“(c)         the projected balance of net assets at the end of that financial year.

“(2)         The projected movements in net assets referred to in subsection (1)(b) must include as separate items—

“(a)         any projected capital injections and withdrawals; and

“(b)         any surpluses projected to be retained in accordance with section 22(1).

“24          Movements within departmental statement of financial position

“(1)         A department may, without further appropriation than this section, use the proceeds of the sale or disposal of any of its assets, together with any working capital held by it, to purchase or develop assets.

“(2)         A department may, without further authority than this section, use the proceeds of the sale or disposal of its assets, together with any working capital held by it, to pay its liabilities.

“25          Expenses or capital expenditure may be incurred in emergencies

“(1)         This section applies if—

“(a)         a state of emergency or state of civil defence emergency is declared under the Civil Defence Act 1983 or the Civil Defence Emergency Management Act 2002; or

“(b)         a situation occurs that affects the public health or safety of New Zealand or any part of New Zealand that the Government declares to be an emergency.

“(2)         The Minister may approve expenses or capital expenditure to be incurred to meet the emergency or disaster and, whether or not there is an appropriation by Parliament available for the purpose and despite sections 4, 8, and 9, the expenses or capital expenditure may be incurred accordingly.

“(3)         If expenses or capital expenditure that have not been appropriated are incurred under subsection (2), the Minister must publish a notice in the Gazette, stating that the expenses or capital expenditure have been so incurred.

“(4)         Public money may be spent, without further authority than this section, for the purpose of meeting expenses or capital expenditure incurred in accordance with subsection (2) that have not been appropriated.

“(5)         A statement about any expenses and capital expenditure incurred under this section in any financial year that have not been appropriated must be included in—

“(a)         the annual financial statements of the Government; and

“(b)         an Appropriation Bill for confirmation by Parliament.

“(6)         Subsection (5) does not limit the validity of any expenses or capital expenditure incurred under this section.

“26          Minister may determine terms and conditions of capital injections

“(1)         The Minister, after consultation with the Minister responsible for an entity, may—

“(a)         determine the terms and conditions under which any capital injection authorised by an appropriation under section 7(1)(e) or any other authority is to be made to that entity; and

“(b)         vary those terms and conditions at any time.

“(2)         However, subsection (1)(b) does not apply in respect of a State enterprise named in the First Schedule of the State Owned Enterprises Act 1986.

“26A       Transfer of resources between output expense appropriations

“(1)         The Governor-General may, by Order in Council, direct that an amount appropriated for an output expense appropriation in a Vote be transferred, without further appropriation than this section, to another output expense appropriation in that Vote if—

“(a)         the amount transferred does not increase that appropriation for a financial year by more than 5%; and

“(b)         no other transfer under this section to that appropriation has occurred during that financial year; and

“(c)         the total amount appropriated for that financial year for all output expense appropriations in that Vote is unaltered.

“(2)         A clause that confirms the making of an Order in Council under subsection (1) in a financial year must be included in an Appropriation Bill that applies to that financial year.

“(3)         Subsection (2) does not limit the validity of an Order in Council made under subsection (1) or the validity of any transfer made under that Order in Council.

“26B       Minister may approve expenses or capital expenditure to be incurred in excess of existing appropriation

“(1)         This section applies if the Minister considers that the incurring of expenses or capital expenditure in the last 3 months of any financial year that is in excess, but within the scope, of an existing appropriation by or under an Act should be approved.

“(2)         The Minister may, in that financial year or not later than 3 months after the end of that financial year, approve in respect of that appropriation up to the greater of—

“(a)         an amount not exceeding $10,000; or

“(b)         2% of the total amount appropriated for that appropriation.

“(3)         Subsection (2) applies—

“(a)         even though all or part of the expenses or capital expenditure may have been incurred; and

“(b)         despite sections 4 and 8.

“(4)         Any expenses or capital expenditure that the Minister approves under this section must be included, for confirmation by Parliament, in an Appropriation Bill that applies to that financial year.

“(5)         Subsection (4) does not limit the validity of any expenses or capital expenditure incurred under this section.

“26C       Expenses or capital expenditure incurred without appropriation or other authority requires validation by Parliament

“(1)         The incurring of any expenses or capital expenditure without appropriation, or other authority, by or under an Act is unlawful, unless it is validated by Parliament in an Appropriation Act.

“(2)         The Minister must, on the introduction of any Appropriation Bill that seeks validation by Parliament of any expenses or capital expenditure incurred without appropriation, or other authority, by or under an Act, present to the House of Representatives a report that sets out—

“(a)         the amount of each category of expenses or capital expenditure so incurred; and

“(b)         the explanation of the Minister responsible for the expenses or capital expenditure.

“26D       Reporting requirements in relation to expenses or capital expenditure incurred in excess of, or without,appropriation

“(1)         This section applies to any expenses or capital expenditure—

“(a)         that has been incurred without appropriation; or

“(b)         that has been incurred in excess of an existing appropriation.

“(2)         A statement that relates to any expenses or capital expenditure to which this section applies must be included in—

“(a)         the annual financial statements of the Government for the financial year; and

“(b)         the annual financial statements of the administering department for the financial year in accordance with section 45B(2)(d).

“Application of this Part to Offices of Parliament

“26E        Application of this Part to Offices of Parliament

“(1)         Before an appropriation in a Vote administered by an Office of Parliament may be included in an Appropriation Bill for a financial year, the chief executive of the Office concerned must prepare and submit to the House of Representatives the following information:

“(a)         an estimate of expenses and capital expenditure to be incurred for—

“(i)          each proposed appropriation; and

“(ii)         each class of outputs within an appropriation; and

“(b)         the projected balance of net assets (in terms of section 23(1)(c)); and

“(c)         the revenue of the Office (including the revenue associated with each proposed expenses appropriation and each output class).

“(2)         The House of Representatives, after considering the information provided under subsection (1), may for each Office of Parliament commend to the Governor-General, by way of an address, the estimates for each of the matters set out in sub-section (1)(a) to (c).

“(3)         The House of Representatives may, in that address, request that the estimates referred to in subsection (2) be included as a Vote in an Appropriation Bill for that year.

“(4)         If that Vote is included in an Appropriation Bill for that year, this Part applies, with all necessary modifications, as if references to a department were references to an Office of Parliament.

“(5)         An alteration to a Vote administered by an Office of Parliament during a financial year is subject to the provisions of this section.

“Part 2

“Fiscal responsibility

“Preliminary

“26F        Interpretation

If the context requires, references in this Part to total debt, total operating expenses, total operating revenues, and total net worth are references to the total fiscal aggregates of the forecast financial statements prepared in accordance with section 26Q.

“26G       Principles of responsible fiscal management

“(1)         The Government must pursue its policy objectives in accordance with the following principles (the principles of responsible fiscal management):

“(a)         reducing total debt to prudent levels so as to provide a buffer against factors that may impact adversely on the level of total debt in the future by ensuring that, until those levels have been achieved, total operating expenses in each financial year are less than total operating revenues in the same financial year; and

“(b)         once prudent levels of total debt have been achieved, maintaining those levels by ensuring that, on average, over a reasonable period of time, total operating expenses do not exceed total operating revenues; and

“(c)         achieving and maintaining levels of total net worth that provide a buffer against factors that may impact adversely on total net worth in the future; and

“(d)         managing prudently the fiscal risks facing the Government; and

“(e)         pursuing policies that are consistent with a reasonable degree of predictability about the level and stability of tax rates for future years.

“(2)         However, the Government may depart from the principles of responsible fiscal management if—

“(a)         the departure from those principles is temporary; and

“(b)         the Minister, in accordance with this Act, states—

“(i)          the reasons for the departure from those principles; and

“(ii)         the approach the Government intends to take to return to those principles; and

“(iii)        the period of time that the Government expects to take to return to those principles.

“26H       Generally accepted accounting practice

All financial statements and forecast financial statements included in reports and updates required under this Part must be prepared in accordance with generally accepted accounting practice.

“Fiscal strategy report

“26I         Fiscal strategy report

“(1)         The Minister must, in each financial year and in accordance with subsection (2), present to the House of Representatives a report on the Government’s fiscal strategy.

“(2)         The Minister must present the fiscal strategy report immediately after he or she has delivered the Budget for the financial year to which the report relates.

“(3)         Sections 26J to 26L set out the contents of the fiscal strategy report.

“26J        Contents of fiscal strategy report: long-term objectives

“(1)         The fiscal strategy report must—

“(a)         state the Government’s long-term objectives for fiscal policy and, in particular, for the following variables:

“(i)          total operating expenses:

“(ii)         total operating revenues:

“(iii)        the balance between total operating expenses and total operating revenues:

“(iv)        the level of total debt:

“(v)         the level of total net worth; and

“(b)         explain how those long-term objectives accord with the principles of responsible fiscal management; and

“(c)         state the period to which those long-term objectives relate (which must be a period of 10 or more consecutive financial years commencing with the financial year to which the fiscal strategy report relates).

“(2)         The fiscal strategy report must also—

“(a)         assess the consistency of the long-term objectives referred to in subsection (1)(a)—

“(i)          with the long-term objectives in the most recent fiscal strategy report; or

“(ii)         if the long-term objectives in the most recent fiscal strategy report were amended in the budget policy statement most recently prepared under section 26M, with the long-term objectives stated in the statement; and

“(b)         if the long-term objectives referred to in subsection (1)(a) are not consistent with the long-term objectives in the most recent fiscal strategy report or in the budget policy statement most recently prepared under section

26M, justify the departure of the long-term objectives referred to in subsection (1)(a) from the long-term objectives in the most recent fiscal strategy report or in the statement.

“26K       Contents of fiscal strategy report: short-term intentions

“(1)         The fiscal strategy report must, for the financial year to which the report relates and at least the next 2 financial years, indicate explicitly, by the use of ranges, ratios, or other means, the Government’s short-term intentions for each of the variables specified in section 26J(1)(a).

“(2)         The fiscal strategy report must—

“(a)         assess the consistency of the short-term intentions referred to in subsection (1) with—

“(i)          the principles of responsible fiscal management; and

“(ii)         the long-term objectives referred to in section 26J(1)(a); and

“(b)         if those short-term intentions are not consistent with the principles of responsible fiscal management or with the long-term objectives referred to in section 26J(1)(a) or with both, state—

“(i)          the reasons for the departure of those short-term intentions from those principles or from those long-term objectives or from both; and

“(ii)         the approach the Government intends to take to ensure that those short-term intentions become consistent with those principles and those long-term objectives; and

“(iii)        the period of time that is expected to elapse before those short-term intentions become consistent with those principles and those long-term objectives.

“(3)         The fiscal strategy report must also—

“(a)         assess the consistency of the short-term intentions referred to in subsection (1)—

“(i)          with the short-term intentions indicated in the most recent fiscal strategy report; or

“(ii)         if the short-term intentions indicated in the most recent fiscal strategy report were amended in the budget policy statement most recently prepared under section 26M, with the short-term intentions indicated in the statement; and

“(b)         if the short-term intentions referred to in subsection (1) are not consistent with the short-term intentions in the most recent fiscal strategy report or in the budget policy statement most recently prepared under section 26M, justify the departure of the short-term intentions referred to in subsection (1) from the short-term intentions in the most recent fiscal strategy report or in the statement.

“26L        Contents of fiscal strategy report: other matters

“(1)         The fiscal strategy report must include—

“(a)         an assessment of the extent to which the economic and fiscal update prepared under section 26O(1) is consistent with the short-term intentions referred to in section 26K(1); and

“(b)         if the economic and fiscal update departs from those short-term intentions, an explanation of the reasons for the departure.

“(2)         The fiscal strategy report must also include—

“(a)         scenarios that—

“(i)          contain projections of trends in the variables specified in section 26J(1)(a) (which projections must illustrate, for stated significant assumptions, likely future progress towards achieving the long-term objectives referred to in that section); and

“(ii)         explain the reasons for any significant differences from previous scenarios; and

“(b)         an assessment of the consistency of the scenarios with the long-term objectives referred to in section 26J(1)(a); and

“(c)         if the scenarios depart from the long-term objectives referred to in section 26J(1)(a), an explanation of the reasons for the departure.

“(3)         The projections required by subsection (2)(a)(i) must relate to the period to which the long-term objectives referred to in section 26J(1)(a) relate (which must be a period of 10 or more consecutive financial years commencing with the financial year to which the fiscal strategy report relates).

 “Budget policy statement

“26M      Budget policy statement

“(1)         The Minister must present to the House of Representatives a budget policy statement—

“(a)         not later than 31 March in each financial year; or

“(b)         if Parliament is not in session on 31 March and a budget policy statement has not been presented in that financial year, as soon as possible after the commencement of the next session of Parliament.

“(2)         The budget policy statement must, for the financial year commencing on 1 July after the statement is presented, state the broad strategic priorities by which the Government will be guided in preparing the Budget for that financial year, including—

“(a)         the overarching policy goals that will guide the Government’s Budget decisions; and

“(b)         the policy areas that the Government will focus on in that year; and

“(c)         how the Budget for that year accords with the short-term intentions referred to in the most recent fiscal strategy report or the amended short-term intentions under subsection (3).

“(3)         The budget policy statement must,—

“(a)         if the long-term objectives referred to in section 26J(1)(a) have changed from those stated in the most recent fiscal strategy report, indicate those amended long-term objectives and explain how they accord with the principles of responsible fiscal management; and

“(b)         if the short-term intentions referred to in section 26K(1) have changed from those indicated in the most recent fiscal strategy report, indicate those amended short-term intentions and explain how they accord with the principles of responsible fiscal management and the long-term objectives in the most recent fiscal strategy report or the amended long-term objectives under paragraph (a).

“Statement on long-term fiscal position

“26N       Statement on long-term fiscal position

“(1)         Before the end of the second financial year after the commencement of this section and then at intervals not exceeding 4 years,—

“(a)         the Treasury must prepare a statement on the long-term fiscal position; and

“(b)         the Minister must present each statement to the House of Representatives.

“(2)         The statement must—

“(a)         relate to a period of at least 40 consecutive financial years commencing with the financial year in which the statement is prepared; and

“(b)         be accompanied by—

“(i)          a statement of responsibility signed by the Secretary stating that the Treasury has, in preparing the statement under subsection (1), used its best professional judgments about the risks and the outlook; and

“(ii)         a statement of all significant assumptions underlying any projections included in the statement under subsection (1).

“Economic and fiscal updates

“26O       Economic and fiscal update

“(1)         The Minister must, in accordance with subsection (2), present to the House of Representatives an economic and fiscal update prepared by the Treasury for each financial year.

“(2)         The Minister must present the economic and fiscal update immediately after he or she has delivered the Budget for the financial year to which the update relates.

“(3)         The update must—

“(a)         contain economic and fiscal forecasts that relate to—

“(i)          the financial year to which the update relates; and

“(ii)         each of the next 2 financial years; and

“(b)         contain a statement of tax policy changes in accordance with section 26R; and

“(c)         be accompanied by a statement of responsibility.

“(4)         The update must state—

“(a)         the day on which the contents of the update were finalised; or

“(b)         the days on which the contents of different specifiedaspects of the update were finalised.

“26P        Economic forecasts

“(1)         The economic forecasts contained in the economic and fiscal update prepared under section 26O must, for each of the 3 financial years to which they relate, include forecasts of movements in New Zealand’s—

“(a)         gross domestic product (including the major components of gross domestic product):

“(b)         consumer prices:

“(c)         unemployment and employment:

“(d)         current account position of the balance of payments.

“(2)         The economic forecasts must also include a statement of all significant assumptions underlying the forecasts.

“26Q       Fiscal forecasts

“(1)         The fiscal forecasts contained in the economic and fiscal update prepared under section 26O must, for each of the 3 financial years to which they relate, include forecast financial statements.

“(2)         In addition to the forecast financial statements required by subsection (1), the fiscal forecasts must include—

“(a)         a statement of borrowings that reflects the forecast borrowing activities for each of those financial years:

“(b)         any other statements that are necessary to fairly reflect—

“(i)          the forecast financial operations for each of those financial years; and

“(ii)         the forecast financial position at the end of each of those financial years.

“(3)         The fiscal forecasts must also include—

“(a)         a statement of commitments from the most recent monthly financial statements of the Government that are required to be prepared under section 31A; and

“(b)         a statement of specific fiscal risks of the Government as at the day on which the forecast financial statements are finalised—

“(i)          that sets out specific fiscal risks that relate to—

“(A)        the Government decisions and other circumstances required by section 26U to be incorporated in the economic and fiscal update prepared under section 26O; and

“(B)         any other contingent liabilities (including any guarantees or indemnities given under any Act); and

“(ii)         that discloses the rules used to determine what is and is not a fiscal risk; and

“(c)         a statement of all significant accounting policies (including any changes from the accounting policies contained in the annual financial statements of the Government most recently presented to the House of Representatives or published under section 31); and

“(d)         in relation to each forecast financial statement required by subsections (1) and (2)(a) and, if appropriate, sub-section (2)(b),—

“(i)          comparative budgeted and estimated actual figures for the financial year immediately before the first of the financial years to which the fiscal forecasts relate; and

“(ii)         comparative actual figures for the financial year that is 2 years before the first of the financial years to which the fiscal forecasts relate; and

“(e)         a statement of all significant assumptions underlying the fiscal forecasts; and

“(f)          a statement that shows the sensitivity of the fiscal aggregates to changes in economic conditions.

“(4)         The fiscal forecasts must be for the same reporting entity as the annual financial statements of the Government to be prepared under section 27 for the first of the financial years to which the fiscal forecasts relate.

“26R       Annual statement of tax policy changes

“(1)         The statement of tax policy changes contained in the economic and fiscal update prepared under section 26O must set out—

“(a)         a summary and quantitative assessment of tax policy changes that have resulted in a material change to the tax revenue forecasts for the financial year to which the update relates and at least the next 2 financial years; and

“(b)         the basis for determining whether or not a particular tax policy change should be included in that summary.

“(2)         In this section, tax policy change includes—

“(a)         a change in tax legislation that has been enacted since the most recent statement of tax policy changes prepared under this section; and

“(b)         a proposed change in tax legislation that has been approved by the Government (whether set out in a Bill that has been introduced into the House of Representatives or otherwise).

“26S        Half-year economic and fiscal update

“(1)         The Minister must, not earlier than 1 November nor later than 31 December in each financial year,—

“(a)         arrange to be published a half-year economic and fiscal update prepared by the Treasury; and

“(b)         present the update to the House of Representatives.

“(2)         However, if a half-year economic and fiscal update has not been presented by 31 December in a financial year because Parliament has not been in session since the date that the update was published, the Minister must present the half-year economic and fiscal update as soon as possible after the next meeting of Parliament.

“(3)         The half-year economic and fiscal update must—

“(a)         include the information required by sections 26O(3)(a) and (4), 26P, 26Q, and 26U to be included in the economic and fiscal update prepared under section 26O, except that—

“(i)          the reference to estimated actual figures in section 26Q(3)(d)(i) must be read as if it were a reference to actual figures; and

“(ii)         the actual figures required by section26Q(3)(d)(ii) are not required; and

“(b)         be accompanied by a statement of responsibility.

“(4)         However, the Minister is not required to arrange the publication of the half-year economic and fiscal update in any financial year if, in the period of that financial year beginning on 1 October and ending on 31 December, a pre-election economic and fiscal update—

“(a)         has been published under section 26T; or

“(b)         is required to be published under that section.

“26T       Pre-election economic and fiscal update

“(1)         The Minister must, not earlier than 30 working days, nor later than 20 working days, before the day appointed as polling day in relation to any general election of members of the House of Representatives, arrange to be published a pre-election economic and fiscal update prepared by the Treasury.

“(2)         The pre-election economic and fiscal update must,—

“(a)         except as provided in subsection (3), include the information required by sections 26O(3)(a) and (4), 26P, 26Q, and 26U to be included in the economic and fiscal update prepared under section 26O; and

“(b)         be accompanied by a statement of responsibility.

“(3)         If, before the day on which a pre-election economic and fiscal update is required to be published under this section, the annual financial statements of the Government for the financial year immediately before the first of the financial years to which the fiscal forecasts relate have been presented to the House of Representatives or published under section 31,—

“(a)         the reference to estimated actual figures in section 26Q(3)(d)(i) must be read as if it were a reference to actual figures; and

“(b)         the actual figures required by section 26Q(3)(d)(ii) are not required.

“(4)         If the day of the dissolution of Parliament is less than 30 working days before the day appointed as polling day in relation to the general election of members of the House of Representatives, the Minister must arrange for the pre-election economic and fiscal update required under this section to be published not later than 10 working days after the day of the dissolution of Parliament.

“(5)         The Minister must, as soon as possible after the next meeting of Parliament, present to the House of Representatives a copy of the update published under this section.

“Disclosure requirements for economic and fiscal updates

“26U       Disclosure of policy decisions and other circumstances that may influence future fiscal situation

“(1)         An economic and fiscal update prepared under section 26O or section 26S or section 26T must incorporate, to the fullest extent possible that is consistent with section 26V, all Government decisions and all other circumstances that may have a material effect on the fiscal and economic outlook.

“(2)         If the fiscal implications of Government decisions and other circumstances referred to in subsection (1) can be quantified for particular years with reasonable certainty by the day on which the forecast financial statements are finalised, the quantified fiscal implications of those Government decisions and other circumstances must be included in the forecast financial statements.

“(3)         If the fiscal implications of Government decisions and other circumstances referred to in subsection (1) cannot be quantified for or assigned to particular years with reasonable certainty by the day on which the forecast financial statements are finalised, those Government decisions and other circumstances must be disclosed in the statement of specific fiscal risks of the Government required by section 26Q(3)(b).

“26V       Limits on disclosure requirements

Sections 26Q(2)(b) and 26U(1) do not apply to a decision, circumstance, or statement if the Minister, together with any other Minister designated for the purpose of this section, determines that—

“(a)         to incorporate that decision, circumstance, or statement in an economic and fiscal update is likely—

“(i)          to prejudice the substantial economic interests of New Zealand; or

“(ii)         to prejudice the security or defence of NewZealand or the international relations of the Government; or

“(iii)        to compromise the Government in a material way in negotiation, litigation, or commercial activity; or

“(iv)        to result in material loss of value to the Government; and

“(b)         there is no reasonable or prudent way the Government can avoid this prejudice, compromise, or material loss,—

“(i)          in the case of a circumstance, by making a decision before the day on which the forecast financial statements are finalised; or

“(ii)         in the case of a decision or circumstance, by incorporating in the update the fiscal implications of that decision or circumstance, or the nature of that decision or circumstance, but without reference to its fiscal implications; or

“(iii)        in the case of a statement, by incorporating that statement in the update.

“Statement of responsibility

“26W      Requirements for statement of responsibility

“(1)         The statement of responsibility required by section 26O or section 26S or section 26T must be signed by—

“(a)         the Minister; and

“(b)         any other Minister designated for all or any of the purposes of subsection (2)(a) to (c); and

“(c)         the Secretary.

“(2)         The statement of responsibility must comprise—

“(a)         a statement by the Minister, and any other Minister designated for the purpose of this paragraph, that the following matters have been communicated to the Secretary:

“(i)          all policy decisions with material economic or fiscal implications that the Government has made before the day on which the contents of an economic and fiscal update or of the relevant aspect of the update were finalised; and

“(ii)         all other circumstances with material economic or fiscal implications of which the Minister and that other Minister (if any) were aware before that day; and

“(b)         a statement by the Secretary that the Treasury has supplied to the Minister, and to any other Minister designated for the purpose of this paragraph, an economic and fiscal update—

“(i)          that incorporates the fiscal and economic implications of the decisions and circumstances referred to in paragraph (a); but

“(ii)         that does not incorporate any decisions, circumstances, or statements that the Minister and any other Minister designated for the purpose of section 26V have determined under that section should not be incorporated in that update; and

“(c)         a statement of the responsibility of the Minister, and of any other Minister designated for all or any of the purposes of this paragraph and paragraphs (a) and (b),—

“(i)          for the integrity of the disclosures contained in the update; and

“(ii)         for the consistency with the requirements of this Part of the information contained in the update; and

“(iii)        for the omission from the update under section 26V of any decision, circumstance, or statement.

“(3)         The statement referred to in subsection (2)(b) must be accompanied by a statement that the economic and fiscal update has been prepared by the Treasury—

“(a)         using its best professional judgments; and

“(b)         on the basis of economic and fiscal information available to it before the day on which the contents of the update or the relevant aspect of the update were finalised.

“Miscellaneous

“26X       Certain statements and updates may be published in advance of presentation to House of Representatives

The Minister may arrange for the following to be published in advance of their being presented to the House of Representatives:

“(a)         a budget policy statement under section 26M(1):

“(b)         a half-year economic and fiscal update under section 26S(1):

“(c)         a pre-election economic and fiscal update under section 26T(1).

“26Y       Notification and availability of reports, statements, or updates

“(1)         The Minister or, as the case may be, the Secretary must arrange to be published in the Gazette a notice about each of the following:

“(a)         a fiscal strategy report presented to the House of Representatives under section 26I(1):

“(b)         a budget policy statement presented to the House of Representatives under section 26M(1) or published under section 26X:

“(c)         a statement on the long-term fiscal position presented to the House of Representatives under section 26N(1):

“(d)         an economic and fiscal update presented to the House of Representatives under section 26O(1):

“(e)         a half-year economic and fiscal update presented to the House of Representatives under section 26S(1) or published under section 26X:

“(f)          a pre-election economic and fiscal update published under section 26T(1).

“(2)         The notice must—

“(a)         indicate where copies of the report, statement, or update are available—

“(i)          for inspection by members of the public free of charge at the place where the notice indicated they would be available; and

“(ii)         for purchase by members of the public at theplace where the notice indicated they would be available; and

“(b)         in the case of a statement or update referred to in section 26X, indicate whether the statement or update has been published in advance of being presented to the House of Representatives.

“(3)         The Secretary must, for at least 6 months after the date of the publication of the notice, arrange for copies of the report, statement, or update referred to in that notice to be available—

“(a)         for inspection by members of the public free of charge; and

“(b)         for purchase by members of the public.

“26Z       Power of Secretary to obtain information

“(1)         The Secretary may request any department or any entity referred to in section 27(3)(a) to (f), or any entity that manages an asset or liability of the Government, to supply to the Secretary any information that is necessary to enable the preparation of any fiscal forecasts and projections referred to in sections 26L, 26N, 26O, 26Q, 26S, and 26T.

“(2)         A request under subsection (1)—

“(a)         must be in writing; and

“(b)         may state the date by which, and the manner in which, the information requested must be provided.

“(3)         If a date is stated under subsection (2)(b), that date must be reasonable having regard to the time limits prescribed by this Act for presenting to the House of Representatives, or for publishing, the report or update for which the information is being requested.

“(4)         A department or entity to whom the request is made must comply with the request.”

Amendments to Part III (reporting by the Crown) of principal Act

8              New heading to Part III substituted

The principal Act is amended by omitting the Part III heading, and substituting the following heading:

“Part 3

“Reporting by Government reporting entity”.

9              New section 27 substituted

The principal Act is amended by repealing section 27, and substituting the following section:

“27          Annual financial statements of Government

“(1)         The Treasury must, as soon as practicable after the end of each financial year, prepare annual consolidated financial statements for the Government reporting entity for that financial year.

“(2)         The annual financial statements of the Government must—

“(a)         be prepared in accordance with generally accepted accounting practice; and

“(b)         include the forecast financial statements prepared under section 26Q, for comparison with the actual financial statements; and

“(c)         include, in addition to those financial statements required by generally accepted accounting practice,—

“(i)          a statement of borrowings that reflects the borrowing activities for that year, including budgeted figures for that year and comparative actual figures for the previous financial year:

“(ii)         a statement of unappropriated expenses and capital expenditure:

“(iii)        a statement of emergency expenses and capitalexpenditure incurred under section 25:

“(iv)        a statement of trust money administered bydepartments and Offices of Parliament:

“(v)         any additional information and explanations needed to fairly reflect the consolidated financial operations of the Government reporting entity for the financial year and its consolidated financial position at the end of that year.

“(3)         The annual financial statements of the Government must include the Government reporting entity’s interests in—

“(a)         all Crown entities named or described in the Crown Entities Act 2004:

“(b)         all organisations named or described in Schedule 4:

“(c)         all State enterprises named in the First Schedule of the State-Owned Enterprises Act 1986:

“(d)         all Offices of Parliament:

“(e)         the Reserve Bank of New Zealand:

“(f)          any other entity whose financial statements must be consolidated into the financial statements of the Government reporting entity to comply with generally accepted accounting practice.

Compare: 1989 No 44 s 27”

10           Responsibility for financial statements of the Crown

(1)           The heading to section 29 of the principal Act is amended by omitting the words “financial statements of the Crown”, and substituting the words “annual financial statements of Government”.

(2)           Section 29(2)(b) of the principal Act is amended by omitting the word “Crown”, and substituting the words “Government reporting entity”.

(3)           Section 29(2) of the principal Act is amended by repealing paragraph (d), and substituting the following paragraph:

“(d)         a statement that, in the opinion of the Minister, and of any other Minister designated by the Prime Minister for the purpose of this paragraph, the financial statements fairly reflect the consolidated financial position and operations of the Government reporting entity for the reporting period.”

11           New section 29A substituted

The principal Act is amended by repealing section 29A, and substituting the following section:

“29A       Power of Secretary to obtain information

“(1)         The Secretary may request any department or any entity referred to in section 27(3)(a) to (f), or any entity that manages an asset or liability of the Government reporting entity that is included in the annual financial statements referred to in section 27, to supply to the Secretary any information that is necessary to enable—

“(a)         the preparation of those financial statements and the monthly financial statements referred to in section 31A; or

“(b)         the Minister or the Secretary to meet their obligations under section 29.

“(2)         A request under subsection (1)—

“(a)         must be in writing; and

“(b)         may state the date by which, and the manner in which, the information requested must be provided.

“(3)         If a date is stated under subsection (2)(b), that date must be reasonable having regard to the time limits prescribed by this Act for presenting to the House of Representatives, or for publishing, the annual or monthly financial statements of the Government.

“(4)         A department or entity to whom the request is made must comply with the request.”

12           Auditor-General to be auditor of the Crown

(1)           The heading to section 29B of the principal Act is amended by omitting the word “Crown”, and substituting the words “Government reporting entity”.

(2)           Section 29B of the principal Act is amended by omitting the word “Crown”, and substituting the words “Government reporting entity”.

13           New sections 30 to 31A substituted

The principal Act is amended by repealing sections 30 to 31A, and substituting the following sections:

“30          Audit report

“(1)         The Treasury must forward the annual financial statements of the Government to the Auditor-General not later than the end of the second month following the end of the financial year to which those statements relate.

“(2)         The Auditor-General must—

“(a)         audit the annual financial statements of the Government; and

“(b)         provide an audit report on those statements to the Treasury within 30 days after receiving them.

“31          Annual financial statements must be presented to House of Representatives

“(1)         The Treasury must forward the annual financial statements of the Government and the audit report to the Minister.

“(2)         The Minister must present the annual financial statements and the audit report, together with the statement of responsibility, to the House of Representatives—

“(a)         not later than 10 working days after the Treasury receives the audit report; or

“(b)         if Parliament is not in session, as soon as possible after the commencement of the next session of Parliament.

“(3)         The Minister must arrange for the annual financial statements, the audit report, and the statement of responsibility to be published—

“(a)         as soon as practicable after they have been presented to the House of Representatives; but

“(b)         in any case, not later than 15 working days after the audit report is provided to the Treasury.

“31A       Monthly financial statements of Government

“(1)         The Treasury must, as soon as practicable after the end of each month (except the first 2 months and the last month) in each financial year, prepare consolidated financial statements for the Government reporting entity for the period of the financial year to the end of the month concerned.

“(2)         The monthly financial statements must—

“(a)         be prepared in accordance with generally accepted accounting practice; and

“(b)         include, in addition to those financial statements required by generally accepted accounting practice,—

“(i)          a statement of borrowings that reflects the borrowing activities for the period of the financial year to the end of the month concerned:

“(ii)         any additional information and explanationsneeded to fairly reflect the consolidated financial operations of the Government reporting entity for the period of the financial year to the end of the month concerned and the consolidated financial position at the end of that month:

“(iii)        in relation to the financial statements required by generally accepted accounting practice and the statement required by subparagraph (i),—

“(A)        budgeted figures for the period of the financial year to the end of the month concerned:

“(B)         comparative actual figures for the period of the previous financial year to the end of the corresponding month.

“(3)         The monthly financial statements prepared under subsection (1) must be for the same Government reporting entity as the annual financial statements prepared under section 27 for the financial year to which the monthly financial statements relate.

“(4)         The Minister must arrange for the monthly financial statements to be published not later than,—

“(a)         in the case of the financial statements to the end of November, the last day of January in the following year; and

“(b)         in the case of the financial statements to the end of December, the last day of February in the following year; and

“(c)         in any other case, 6 weeks after the end of the period to which they relate.

Compare: 1989 No 44 ss 30–31A”

14           Publication, inspection, and purchase of financial statements of the Crown

(1)           The heading to section 31B of the principal Act is amended by omitting the words “the Crown”, and substituting the words “Government reporting entity”.

(2)           Section 31B of the principal Act is amended—

(a)           by omitting the words “financial statements of the Crown”, and substituting the words “consolidated financial statements for the Government reporting entity”; and

(b)           by omitting the word “Crown” in the second place where it appears, and substituting the words “Government reporting entity”; and

(c)           by omitting the words “a place at which” in both places where they appear, and substituting in each case the word “where”.

15           New section 32A substituted

The principal Act is amended by repealing section 32A, and substituting the following section:

“32A       Additional reports in relation to non-departmental appropriations

“(1)         This section applies if, in any financial year, an Appropriation Act—

“(a)         lists an appropriation or a class of outputs within an appropriation for which expenses or capital expenditure are to be incurred other than by departments or Offices of Parliament; and

“(b)         states that the appropriation or class of outputs is, in whole or part, subject to this section.

“(2)         The Minister responsible for each appropriation or class of outputs must, within 3 months of the end of that financial year, prepare and present to the House of Representatives a report that complies with subsection (3).

“(3)         The report must include—

“(a)         a statement of service performance prepared in accordance with generally accepted accounting practice in relation to that appropriation or class of outputs that compares the service performance that was achieved with the service performance that was forecast to be achieved; or

“(b)         if the type and scope of the appropriation is such that a statement of service performance is inappropriate, a statement of the results produced or achieved in relation to that appropriation that compares those results with the results that were forecast to be produced or achieved from the expenses or capital expenditure.

“(4)         The report must also compare the actual expenses or capital expenditure incurred in relation to that appropriation or class of outputs with the expenses or capital expenditure that were appropriated or forecast to be incurred.

“(5)         Despite subsection (3), the report does not need to include a statement of service performance in relation to a part of an appropriation or a class of outputs on which another entity is required to report in its statement of service performance if an Appropriation Act that lists the appropriation or class of out-puts so provides.

“(6)         The Minister responsible for the appropriation or class of outputs must arrange for the report to be published if he or she is requested to do so by the Minister.

Compare: 1989 No 44 s 32A”

New Parts 4 to 6 substituted

16           New Parts 4 to 6 substituted

The principal Act is amended by repealing Parts IV (reporting by departments), V (reporting by Crown entities), and VI (loans and securities), and substituting the following Parts:

“Part 4

“Reporting by departments

“33          Interpretation

In this Part, any activities, bodies, or statutory offices that are funded by way of appropriation and that are not natural persons or separate legal entities must be taken to be part of a department.

“Responsibilities of chief executives

“34          Responsibilities of departmental chief executives: financial management

The chief executive of a department—

“(a)         is responsible to the Responsible Minister for the financial management and financial performance of the department; and

“(b)         must comply with any lawful financial actions required by the Minister or the Responsible Minister.

“35          Responsibilities of departmental chief executives: reporting

The chief executive of a department is responsible to the Responsible Minister for ensuring that the department complies with the reporting requirements imposed on the department by or under this or any other Act.

“36          Departmental chief executives not responsible for financial performance of other entities

The chief executive of a department is not responsible for the outputs or financial performance of a Crown entity named or described in the Crown Entities Act 2004, an organisation named or described in Schedule 4, or a State enterprise named in the First Schedule of the State-Owned Enterprises Act 1986, even though the Crown entity, organisation, or State enterprise is wholly or partly funded through a Vote administered by the department.

“Power of chief executives to obtain information

“37          Power of departmental chief executives to obtain information

“(1)         The chief executive of a department may request any specified person to supply to the chief executive any information that is necessary to enable the chief executive to carry out his or her responsibilities in relation to the department under sections 34 and 35.

“(2)         A request under subsection (1)—

“(a)         must be in writing; and

“(b)         may state the date by which, and the manner in which, the information requested must be provided.

“(3)         If a date is stated under subsection (2)(b), that date must be reasonable, having regard to the time limits prescribed by this Act or any other Act for the department to discharge its reporting obligations.

“(4)         A specified person to whom the request is made must comply with the request.

“(5)         Nothing in this section limits or affects the privilege against self-incrimination.

“(6)         In this section, specified person means a person who is responsible for any activities, bodies, or statutory offices that, under section 33, are taken to be part of a department.

“Reporting requirements—information on future operating intentions

“38          Departments must provide information on future operating intentions

“(1)         A department must, before the start of each financial year and not later than the date specified by its Responsible Minister, provide information on the department’s future operating intentions.

“(2)         The information must relate to the forthcoming financial year and, for the purposes of section 40, to at least the next 2 financial years.

“(3)         However, if the Government has announced that the department is to be disestablished or significantly restructured during the period referred to in subsection (2), the department may, with the agreement of its Responsible Minister and the Minister, provide information under subsection (1) for a lesser period.

“(4)         The department must provide the information to its Responsible Minister who must forward a copy of it to,—

“(a)         in the case of an intelligence and security department, the members of the Intelligence and Security Committee established under the Intelligence and Security Committee Act 1996 as soon as practicable after the introduction of the first Appropriation Bill that relates to the financial year; or

“(b)         in the case of any other department, the Minister in time for him or her to present the information, as required by section 39.

“39          Obligation to present and publish information on future operating intentions

“(1)         The Minister must present the information for each department (other than an intelligence and security department) to the House of Representatives immediately after he or she has delivered the Budget for the financial year to which the information relates.

“(2)         The information presented under subsection (1) must—

“(a)         be taken to have been presented by the Responsible Minister concerned; and

“(b)         be accompanied by—

“(i)          a statement signed by the Responsible Minister stating that the information is consistent with the policies and performance expectations of the Government; and

“(ii)         if section 38(3) applies, the explanation of the Responsible Minister as to why the information was not presented for the period referred to in section 38(2).

“(3)         As soon as practicable after the information is presented under subsection (1), the department concerned must publish the information in accordance with the manner (if any)—

“(a)         prescribed by regulations made under this Act; or

“(b)         specified in instructions issued under this Act.

“40          Requirements for information on future operating intentions

The information required under section 38 must set out and explain for the period to which it relates—

“(a)         the nature and scope of the department’s functions and intended operations; and

“(b)         the specific impacts, outcomes, or objectives that the department seeks to achieve or to contribute to through its operations; and

“(c)         how the department intends to—

“(i)          perform its functions and conduct its operations to achieve those impacts, outcomes, or objectives; and

“(ii)         effectively manage those functions and operations within a changeable operating environment; and

“(d)         the main measures and standards that the department intends to use to assess and report on matters relating to the department’s future performance, including, with-out limitation, the following matters:

“(i)          the impacts, outcomes, or objectives achieved or contributed to by the department (including possible unintended impacts or negative outcomes):

“(ii)         the cost-effectiveness of the interventions that the department delivers or administers:

“(iii)        the department’s organisational health and capability to perform its functions and conduct its operations effectively; and

“(e)         any other matters that—

“(i)          are reasonably necessary to achieve an understanding of the department’s operating intentions and direction; or

“(ii)         may be specified by the Minister or the Responsible Minister for the purposes of subparagraph (i).

“41          Extra information required for first financial year

“(1)         The information required under section 38 must include, for the first financial year of the period to which it relates,—

“(a)         forecast financial statements for the department that have been prepared in accordance with generally accepted accounting practice; and

“(b)         a statement of all significant assumptions underlying the forecast financial statements; and

“(c)         any other information or explanations needed to fairly reflect the department’s forecast financial operations and financial position; and

“(d)         comparative budgeted and estimated actual figures for the previous financial year for the forecast financial statements; and

“(e)         a statement of forecast service performance that—

“(i)          describes each class of outputs the department proposes to supply during the financial year; and

“(ii)         includes measures and forecast standards of out-put delivery for each class of outputs; and

“(iii)        identifies the expected revenue to be earned and the proposed output expenses to be incurred for each class of outputs; and

“(iv)        has been prepared in accordance with generally accepted accounting practice; and

“(f)          any other measures and standards necessary to assess the department’s performance at the end of the financial year.

“(2)         The information for each class of outputs that is included in a statement of forecast service performance in accordance with subsection (1)(e) must be agreed by the Minister responsible for the appropriation that includes that class of outputs.

“42          Information on future operating intentions must include statement of responsibility

“(1)         The information required under section 38 must also include a statement of responsibility that is—

“(a)         signed by the department’s chief executive; and

“(b)         countersigned by the department’s chief financial officer.

“(2)         The statement of responsibility must comprise—

“(a)         a statement of the chief executive’s responsibility for the information; and

“(b)         a statement that certifies that the information is consistent with—

“(i)          existing appropriations; and

“(ii)         the appropriations set out in the first Appropriation Bill that relates to the financial year in question.

“Reporting requirements—annual reports

“43          Departments must prepare annual reports

“(1)         As soon as practicable after the end of each financial year, a department must—

“(a)         prepare a report on the operations of the department for that financial year; and

“(b)         provide the report to its Responsible Minister.

“(2)         Subsection (1) does not derogate from any provision in any other Act that requires the chief executive of a department to present an annual report, but it is not necessary for the chief executive to provide a separate report under each enactment.

“44          Obligation to present and publish departmental annual reports

“(1)         A Responsible Minister must present a department’s annual report to the House of Representatives—

“(a)         not later than 15 working days after the audit report is provided under section 45D; or

“(b)         if Parliament is not in session, as soon as possible after the commencement of the next session of Parliament.

“(2)         A department must publish its annual report—

“(a)         as soon as practicable after it has been presented to the House of Representatives, but in any case not later than 15 working days after the audit report is provided under section 45D; and

“(b)         in accordance with the manner (if any)—

“(i)          prescribed by regulations made under this Act; or

“(ii)         specified in instructions issued under this Act.

“(3)         If a department’s annual report is published in advance of it being presented to the House of Representatives, the Responsible Minister must arrange for the publication in the Gazette of a notice indicating that the annual report has been published.

“45          Contents of departmental annual report

“(1)         A department’s annual report must contain the following information in respect of the financial year to which it relates:

“(a)         information on operations that complies with sub-section (2); and

“(b)         a statement of service performance in accordance with section 45A; and

“(c)         the annual financial statements for the department in accordance with section 45B; and

“(d)         the statement of responsibility in accordance with section 45C; and

“(e)         the audit report provided under section 45D; and

“(f)          any other matters that relate to or affect the department’s operations that the department is required, has undertaken, or wishes to report on in its annual report.

“(2)         The annual report must provide the information that is necessary to enable an informed assessment to be made of the department’s performance during the financial year (including an assessment against the intentions, measures, and standards set out at the start of the financial year in the information on the department’s future operating intentions in accordance with sections 40 and 41).

“(3)         The annual report must be dated and signed on behalf of the department by its chief executive.

“45A       Statement of service performance

A department’s statement of service performance must—

“(a)         be prepared in accordance with generally accepted accounting practice; and

“(b)         describe each class of outputs supplied by the department during the financial year; and

“(c)         include, for each class of outputs,—

“(i)          the standards of delivery performance achieved by the department, as compared with the forecast standards included in the department’s statement of forecast service performance at the start of the financial year; and

“(ii)         the actual revenue earned and output expenses incurred, as compared with the expected revenues and proposed output expenses included in the department’s statement of forecast service performance at the start of the financial year.

“45B       Annual financial statements

“(1)         A department’s annual financial statements must be prepared in accordance with generally accepted accounting practice.

“(2)         In addition to the financial statements required by generally accepted accounting practice, a department’s annual financial statements must include—

“(a)         any other information or explanations needed to fairly reflect the department’s financial operations and financial position; and

“(b)         the forecast financial statements prepared at the start of the financial year, for comparison with the actual financial statements; and

“(c)         a statement of actual expenses and capital expenditure incurred against—

“(i)          each appropriation administered by the department; and

“(ii)         each class of outputs included in each output expense appropriation; and

“(d)         a statement of unappropriated expenses and capital expenditure incurred in relation to the activities of, or appropriations administered by, the department, together with an explanation of the reasons for the unappropriated expenses and capital expenditure.

“45C       Statement of responsibility

“(1)         The statement of responsibility must include—

“(a)         a statement of the responsibility of the department’s chief executive for the preparation of the financial statements and statement of service performance, and for the judgments made in them; and

“(b)         a statement of the responsibility of the department’s chief executive for establishing a system of internal control designed to provide reasonable assurance as to the integrity and reliability of financial reporting; and

“(c)         a statement that, in the opinion of the department’s chief executive, the financial statements and statement of service performance fairly reflect the financial position and operations of the department for the reporting period.

“(2)         The statement of responsibility must be—

“(a)         signed by the department’s chief executive; and

“(b)         countersigned by the department’s chief financial officer.

“45D       Audit report

“(1)         A department must forward to the Auditor-General—

“(a)         its annual financial statements, statement of service performance, and any other information that the Auditor-General has agreed, or is required, to audit within 2 months after the end of each financial year; and

“(b)         its annual report in a timely manner to enable the Auditor-General to review that report before providing the audit report required under subsection (2)(b).

“(2)         The Auditor-General must—

“(a)         audit the statements referred to in subsection (1)(a); and

“(b)         provide an audit report on them to the department within 3 months after the end of each financial year.

“Miscellaneous

“45E        Application of this Part to intelligence and security departments

“(1)         This Part applies to an intelligence and security department, subject to subsection (2) and with the following (and any other necessary) modifications:

“(a)         section 40 must be read as if section 40(e)(ii) did not include a reference to the Minister; and

“(b)         sections 41 and 45B(1) and (2)(a) and (b) must be read as if those sections referred to the forecast or actual financial statements, prepared in accordance with generally accepted accounting practice, that, in the opinion of the Responsible Minister, will fairly reflect the department’s forecast or actual financial operations and financial position for that financial year; and

“(c)         section 4J of the New Zealand Security Intelligence Service Act 1969 or, as the case may be, section 12 of the Government Communications Security Bureau Act 2003 is substituted (subject to all necessary modifications) for sections 43 and 44, except that—

“(i)          the report presented to the House of Representatives under section 4J(3) of the New Zealand Security Intelligence Service Act 1969 or section 12(3) of the Government Communications Security Bureau Act 2003 must include a statement that provides a record of the total of theactual expenses and capital expenditure incurred by the department for that year against the department’s appropriation for that financial year (that statement being a substitute for the financial statements submitted to the Responsible Minister and the Intelligence and Security Committee); and

“(ii)         the department must publish the report as soon as practicable after it has been presented to the House of Representatives; and

“(d)         sections 45C and 45D must be read as if the references to a statement of service performance were omitted.

“(2)         The following provisions do not apply to an intelligence and security department:

“(a)         section 39 (which requires information provided by a department on its future operating intentions to be presented to the House of Representatives and to be published):

“(b)         section 41(1)(e) (which requires the information on future operating intentions to include a statement of forecast service performance):

“(c)         section 41(2) (which provides that the information included in a statement of forecast service performance must be agreed by the Minister responsible for the appropriation):

“(d)         section 45(1)(b) (which requires a department’s annual report to contain a statement of service performance):

“(e)         section 45A (which relates to the statement of service performance).

“45F        Application of this Part to Offices of Parliament

“(1)         This Part applies to an Office of Parliament, subject to sub-section (2) and with the following (and any other necessary) modifications:

“(a)         references to a department must be read as references to an Office of Parliament; and

“(b)         references to the Auditor-General must be read as references to an auditor appointed by the House of Representatives to audit the financial statements and statements of service performance of Offices of Parliament; and

“(c)         section 38 must be read in the manner indicated in section 45G; and

“(d)         section 40(e) must be read as if an Office of Parliament were not required to comply with the requirement for the report on future operating intentions to set out and explain any other matters that may be specified by the Minister or Responsible Minister, but were instead required to have regard to those matters in the preparation of that report.

“(2)         Section 39(2)(b) (which requires the information on future operating intentions to be accompanied by a statement that the information is consistent with the policy and performance expectations of the Government) does not apply to an Office of Parliament.

“45G       This Part modified for purpose of applying Part to Offices of Parliament

“(1)         For the purposes of section 45F(1)(c), this Part must be read as if, for section 38(1), there were substituted the following subsection:

‘(1)          An Office of Parliament must,—

‘(a)          before the start of each financial year and not later than the date on which the Office submits to the House of Representatives the information required under section 26E(1), prepare and provide to the Speaker and the House of Representatives draft information about its future operating intentions; and

‘(b)          before the start of each financial year,—

‘(i)           have regard to any comments on the draft information that it receives from the Speaker or a committee of the House of Representatives that considered the matter; and

‘(ii)          prepare final information about its future operating intentions after complying with subparagraph (i).’

“(2)         For the purposes of section 45F(1)(c), this Part must be read as if, for section 38(4), there were substituted the following subsection:

‘(4)          An Office of Parliament must provide the final information to the Speaker, who must arrange for the final information to be presented to the House of Representatives, as required by section 39.’

“Part 5

“Special reporting requirements

“Subpart 1—Special annual reporting requirements

“45H       Application of subpart

“(1)         This subpart applies to—

“(a)         an entity that must provide an annual report that includes audited annual financial statements for presentation to the House of Representatives; and

“(b)         an entity that must provide audited annual financial statements (rather than an annual report) for presentation to the House of Representatives.

“(2)         For the purposes of subsection (1)(b), this subpart must be read as if, with all necessary modifications, every reference to an annual report were a reference to audited financial statements.

“(3)         In this section and sections 45I to 45K, provide, in relation to a report or set of statements, means to comply with the requirements of an Act (including this Act) for the report or, as the case may be, the set of statements to be—

“(a)         forwarded to an entity’s auditor; or

“(b)         provided to a Minister; or

“(c)         presented to the House of Representatives.

“45I         First annual report for newly established entities

“(1)         The Minister may (at the Minister’s discretion) exempt an entity that is established within 4 months before the end of a financial year from the obligation to provide an annual report for that financial year.

“(2)         Despite subsection (1), an entity that administers an appropriation must, as soon as practicable after the end of that financial year, provide—

“(a)         the statements required by section 45B(2)(c) and (d) (which comprise the statement of actual expenses and capital expenditure against appropriations and the statement of unappropriated expenses and capital expenditure); and

“(b)         an audit report on those statements.

“(3)         An entity that is exempted under subsection (1) must, as soon as practicable after the end of the next financial year, provide an annual report that covers the period from the date on which it is established until the end of that next financial year.

“(4)         To avoid doubt, the annual report referred to in subsection (3) must contain the information required to be included in the entity’s annual report (except that the information must be in respect of the period referred to in that subsection).

“(5)         Subsections (1) to (4) also apply to an entity that, within 4 months before the end of a financial year, becomes subject to the requirement to provide an annual report for presentation to the House of Representatives.

“45J        Final annual report for disestablished entities

“(1)         An entity that is disestablished before the end of a financial year must, as soon as practicable after the date on which it is disestablished, provide a final report (as if the final report were an annual report) for the period up until that date.

“(2)         If the Minister is satisfied that it is necessary or expedient to transfer some or all of the responsibility for completing a final report to another party,—

“(a)         the Minister may approve the transfer of that responsibility; and

“(b)         if the Minister does so, the party to whom that responsibility is transferred must sign the statement of responsibility.

“(3)         Subsections (1) and (2) also apply to an entity that, before the end of the financial year, ceases to be subject to the requirement to provide an annual report for presentation to the House of Representatives.

“45K       Timing of special annual reports, etc

“(1)         An entity that reports under section 45I must provide the statements and reports required under that section within the period specified in legislation for the entity to provide its annual report.

“(2)         An entity that reports under section 45J must provide the final report within 20 working days after the end of the period specified in legislation for the entity to provide its annual report (except that the period so specified must start on the date on which the entity is disestablished, rather than at the end of the financial year).

“(3)         Despite subsection (2) and section 45J(1), the Minister may allow an entity that ceases to be subject to the requirement to provide an annual report before the end of a financial year, butthat is not disestablished, to provide the final report as soon as practicable after the end of the financial year on—

“(a)         the condition that the entity’s final report contains the information that the entity is required to include in its annual report for at least the period up until the date on which it ceases to be so subject; and

“(b)         any other conditions that the Minister thinks fit.

“45L        Minister may allow certain information to be included in another entity’s annual report if operations transferred

“(1)         This section applies if—

“(a)         an entity is disestablished during the entity’s financial year; and

“(b)         that entity’s operations are transferred to 1 or more entities; and

“(c)         those operations are, at the time of the transfer, to be carried out on substantially the same terms by the entity to whom they are transferred.

“(2)         The Minister may exempt the entity from whom operations are transferred from the requirement to include in its final report—

“(a)         a statement of service performance; and

“(b)         a full report on its operations.

“(3)         The Minister may grant an exemption under subsection (2)—

“(a)         on the condition that—

“(i)          the information referred to in subsection (2)(a) and (b) is subsequently included, at the end of that financial year, in the annual report of the entity to whom the operations are transferred; and

“(ii)         the entity to whom those operations are transferred has not been exempted under section 45I; and

“(b)         only if the Minister is satisfied that the inclusion of that information in the other entity’s annual report in accordance with paragraph (a)(i) does not unreasonably compromise accountability for the performance of those operations during that financial year.

“Subpart 2—Application of provisions of Crown Entities Act 2004 to organisations named or described in Schedule 4

“45M      Provisions of Crown Entities Act 2004 that apply to all Schedule 4 organisations

“(1)         The following provisions of the Crown Entities Act 2004 apply to an organisation named or described in Schedule 4, as if the organisation were a Crown entity under the Crown Entities Act 2004:

“(a)         sections 133 and 134 (which relate to supply of information):

“(b)         sections 154 to 156 and any regulations that apply to the matters referred to in those sections:

“(c)         section 158 (which relates to bank accounts).

“(2)         Section 150 of the Crown Entities Act 2004 applies to an organisation that is named or described in Schedule 4 and that is not required to produce an annual report as if the annual financial statements required under subsection (1)(b) were an annual report.

“(3)         An organisation named or described in Schedule 4 that is required to produce a statement of service performance must present that statement to the House of Representatives with the annual financial statements required under subsection (1)(b).

“(4)         The provisions applied by this section apply to the organisation subject to any negation or modification of the provision in the entity’s Act.

“(5)         A provision that applies to a parent organisation, and any negation or modification of the provision in the entity’s Act, applies also to the subsidiaries of the organisation, except to the extent that the entity’s Act provides otherwise.

“45N       Some provisions of Crown Entities Act 2004 applied to some Schedule 4 organisations

“(1)         A provision of the Crown Entities Act 2004 that is listed in column 2 of Schedule 4 as applying to an organisation named or described in that schedule applies to that organisation as if the organisation were a Crown entity under the Crown Entities Act 2004.

“(2)         However, the Minister may exempt an organisation named or described in Schedule 4 from any of the requirements in sections 141, 142, 151, and 152 of the Crown Entities Act 2004.

“(3)         The exemption may be granted—

“(a)         if the Minister considers that it is necessary or expedient to grant the exemption; and

“(b)         by notice in writing to the organisation, on any conditions that the Minister thinks fit.

“45O       Special provisions relating to Reserves Boards

“(1)         Despite section 45M(2), section 150(3) and (4) of the Crown Entities Act 2004 does not apply to a Reserves Board (as defined by section 2 of the Reserves Act 1977) and accordingly, the Minister of Conservation is not required to present the annual financial statements of a Reserves Board to the House of Representatives.

“(2)         The Minister of Conservation must, in each year, send to each member of Parliament copies of the annual financial statements of a Reserves Board that manages a reserve in the member’s electoral district.

“(3)         The copies must be sent not later than 1 month after the date on which an audit report is provided by the Auditor-General on those financial statements.

“(4)         The chief executive of the Department of Conservation must ensure that information about the financial performance of Reserves Boards is, in each year, included in the annual report of the Department of Conservation.

“Part 6

“Borrowing, securities, derivative transactions,
investment, banking, and guarantees

“Subpart 1—Borrowing

“Limits on borrowing by the Crown

“46          The Crown must not borrow except under statute

Except as expressly authorised by any Act, it is not lawful for—

“(a)         the Crown to borrow money; or

“(b)         any person to lend money to the Crown.

“47          Minister may borrow on behalf of the Crown if in public interest

“(1)         The Minister, on behalf of the Crown, may borrow money if it appears to the Minister to be necessary or expedient in the public interest to do so.

“(2)         The Minister may borrow money from any person, organisation, or government (either within or outside New Zealand).

“(3)         Except as otherwise provided in any Act, all monies received as a result of money being borrowed under subsection (2) must be paid into—

“(a)         a Crown Bank Account; or

“(b)         if the Minister directs, a Departmental Bank Account.

“48          Power to borrow must not be delegated

Despite anything in the State Sector Act 1988, the Minister must not delegate the Minister’s power to borrow money under section 47.

“49          The Crown not liable for debts of Crown entities, etc

“(1)         The Crown is not liable to contribute towards the payment of any debts or liabilities of—

“(a)         a Crown entity or an organisation named or described in Schedule 4; or

“(b)         a subsidiary of a Crown entity or of an organisation named or described in Schedule 4; or

“(c)         any entity in which a Crown entity has an interest; or

“(d)         any other agency or body corporate that is controlled or wholly owned by the Crown.

“(2)         However, this section does not apply in relation to—

“(a)         any sum the Crown is liable to contribute under any Act; or

“(b)         any sum the Crown is liable to contribute under any guarantee or indemnity given by the Minister under section 65ZD; or

“(c)         any sum the Crown is liable to pay a creditor of a Crown entity, Crown subsidiary, other agency, or other body corporate, by virtue of a cause of action that the creditor has against the Crown; or

“(d)         any sum the Crown is liable to pay to a creditor of the Reserve Bank of New Zealand.

“Appointment of borrowing agents

“50          Minister may appoint agents for purpose of borrowing money

“(1)         The Minister may appoint 2 or more persons to act on the Minister’s behalf as joint borrowing agents for any of the following purposes:

“(a)         borrowing money under this Act:

“(b)         issuing securities for money borrowed under this Act:

“(c)         any other purpose that is connected with the matters referred to in paragraphs (a) and (b).

“(2)         An appointment under subsection (1)—

“(a)         must be made by warrant signed by the Minister; and

“(b)         may be made in respect of—

“(i)          a specified officer or person; or

“(ii)         officers or persons of a specified class; or

“(iii)        the holder for the time being of a specified office or appointment; or

“(iv)        the holders for the time being of a class of offices or appointments.

“(3)         The number of persons acting as borrowing agents under this section must not be less than 2.

“(4)         The Minister may, at any time, by instrument signed by the Minister,—

“(a)         revoke or amend a warrant of appointment under this section; or

“(b)         reappoint a person as a borrowing agent; or

“(c)         appoint another person to replace a borrowing agent—

“(i)          whose appointment is revoked; or

“(ii)         who resigns or dies.

“(5)         The Minister may give notice of an appointment, or revocation of appointment, of a borrowing agent under this section by any means of communication that he or she thinks fit.

“51          Appointment of borrowing agents does not prevent exercise of power by Minister

The appointment by the Minister of a borrowing agent under section 50 does not prevent the exercise by the Minister of a power conferred by any Act or rule of law.

“52          Borrowings must be taken to be lawful

“(1)         Any money that appears to have been borrowed by the Crown under this Act must be taken to have been lawfully borrowed within the powers conferred by this Act, and the person from whom the money was borrowed may not question whether, or to what extent, authority has been given or occasion has arisen for the exercise of those powers.

“(2)         The fact that a borrowing agent exercises any powers relating to money borrowed by the Crown is, in the absence of proof to the contrary, conclusive evidence of his or her authority to do so.

“53          Borrowing agents may delegate powers

“(1)         A borrowing agent appointed under section 50 may delegate all or any of the powers conferred on the borrowing agent by the Minister under that section subject to—

“(a)         the consent of the Treasury; and

“(b)         the requirement under section 50(3) that the number of persons acting as borrowing agents must not be less than 2.

“(2)         The delegation may—

“(a)         be made by a borrowing agent acting jointly or severally with any other borrowing agent; and

“(b)         be made to 1 or more persons; and

“(c)         be subject to any conditions that the delegating agent, or agents, think fit.

“Terms and conditions of borrowing

“54          Minister may determine terms and conditions of borrowing

For the purposes of section 47, the Minister may borrow money on any terms and conditions that the Minister thinks fit.

“55          Charge on public revenues

All principal, interest, and other money that is payable in relation to money borrowed by the Crown is a charge on, and payable out of, the revenues of the Crown equally and rateably with all other general borrowing obligations of the Crown.

“56          Power to borrow by issue of series of similar securities

The power conferred on the Minister under section 47 includes the power to borrow money—

“(a)         by way of the issue of public securities in 1 or more series (for example, Treasury bills or commercial paper); and

“(b)         under 1 or more agreements between the Crown and 1 or more specified banks, financial institutions, or security dealers.

“57          Power to vary borrowings of the Crown

“(1)         The Minister may, at any time, vary the terms and conditions of borrowings of the Crown with the consent, if necessary, of the person from whom the money was borrowed.

“(2)         At the request of the person from whom money was borrowed, the Minister may—

“(a)         direct that the principal, or any interest payable in respect of the principal, be paid at a place in New Zealand or elsewhere that is other than the place other-wise provided; and

“(b)         revoke the direction and give other directions.

“58          Conversion of money borrowed by the Crown

“(1)         The Minister may, at any time, convert any money borrowed by the Crown into any other money borrowed by the Crown.

“(2)         In exercising a power under subsection (1), the Minister—

“(a)         may do so on any terms and conditions that the Minister thinks fit; and

“(b)         must, if necessary, do so with the consent of, as the case may be,—

“(i)          the person from whom the money was borrowed;or

“(ii)         the holder of the securities issued in respect of the money borrowed.

“59          Minister may appoint underwriters, managers, etc, for borrowings of the Crown

“(1)         The Minister, on behalf of the Crown, may enter into an agreement with a bank, financial institution, or other person for the purpose of appointing the bank, institution, or person to act in any of the following capacities for, or in connection with, the borrowing of money under this Act:

“(a)         an underwriter; or

“(b)         a manager; or

“(c)         a dealer; or

“(d)         a trustee; or

“(e)         a registrar; or

“(f)          a paying, fiscal, or other agent.

“(2)         The Minister may enter into the agreement on any terms and conditions that the Minister thinks fit.

“Payments relating to borrowings

“60          Payment of principal and interest on money borrowed by the Crown

“(1)         Subject to the provisions of this Act,—

“(a)         all principal payable in respect of money borrowed by the Crown—

“(i)          must be paid without further authority than this section; and

“(ii)         must be paid from a Crown Bank Account or, if the Minister directs, a Departmental Bank Account; and

“(b)         all borrowing expenses in respect of money borrowed by the Crown may be incurred without further appropriation, and must be paid without further authority, than this section.

“(2)         Subsection (1) does not apply to money borrowed by the Crown under—

“(a)         hire purchase agreements or agreements that are of the same or a substantially similar nature; and

“(b)         finance lease arrangements or arrangements that are of the same or a substantially similar nature.

“61          Expenses in respect of money borrowed by the Crown

“(1)         Any expenses incurred in connection with any of the following matters may be incurred without further appropriation, and must be paid without further authority, than this section:

“(a)         negotiating the borrowing of money by the Crown; or

“(b)         undertaking the borrowing; or

“(c)         managing the borrowing; or

“(d)         servicing the borrowing; or

“(e)         converting the borrowing; or

“(f)          repaying the borrowing.

“(2)         Subsection (1) does not apply to expenses incurred in connection with money borrowed by the Crown under—

“(a)         hire purchase agreements or agreements that are of the same or a substantially similar nature; and

“(b)         finance lease arrangements or arrangements that are of the same or a substantially similar nature.

“(3)         In this section, expenses includes—

“(a)         duties, taxes, premiums, bonuses, fees, interests, and commissions; and

“(b)         any expenses incurred on personnel and equipment necessary for the performance of functions set out in subsection (1).

“Subpart 2—Securities

“Limits on the Crown issuing securities

“62          The Crown must not issue securities except under statute

Except as expressly authorised by any Act, the Crown must not issue securities (whether for money borrowed or any other purpose).

“63          Minister may issue securities for money borrowed by the Crown

“(1)         This section applies if, under any Act, money is borrowed by the Crown for any purpose.

“(2)         The Minister, on behalf of the Crown, may issue securities for that money in any manner and form that the Minister thinks fit.

“64          Issue or variation of security taken to be lawful

“(1)         A security that appears to have been issued or varied under this Act must be taken to have been lawfully issued or varied, as the case may be, within the powers conferred by this Act, and neither the lender nor the holder may question whether, or to what extent, authority has been given or occasion has arisen for the exercise of those powers.

“(2)         However, subsection (1) applies only if the security has been issued or varied by—

“(a)         the Minister; or

“(b)         a person acting in accordance with a delegation under the State Sector Act 1988; or

“(c)         borrowing agents appointed for the purpose under section 50.

“(3)         The fact that a borrowing agent exercises any powers relating to a security is, in the absence of proof to the contrary, conclusive evidence of his or her authority to do so.

“Terms and conditions of securities

“65          Securities must be in name of Sovereign

“(1)         This section applies if—

“(a)         either of the following circumstances applies:

“(i)          a security is taken for an advance of money by the Crown; or

“(ii)         a security is given for money borrowed by theCrown; and

“(b)         the Act that authorises the borrowing does not provide otherwise as to in whose name the security must be taken or given.

“(2)         If this section applies,—

“(a)         the security must be taken or given in the name of the Sovereign; and

“(b)         the Minister may, on behalf of the Sovereign, do any of the following things in respect of or in connection with the security that could be done by the Sovereign:

“(i)          exercise any powers, functions, and rights (including any power of disposal); and

“(ii)         undertake and perform any liabilities.

“65A       Power to vary public securities

“(1)         The Minister may, with the consent of the holder that may be necessary, at any time vary the terms and conditions of a public security.

“(2)         At the request of the holder of a public security, the Minister may—

“(a)         direct that the principal, or any interest payable in respect of the principal, be paid at a place in New Zealand or elsewhere that is other than the place other-wise provided; and

“(b)         revoke the direction and give other directions.

“65B       Issue of new public security on loss, damage, or destruction of public security

“(1)         The Minister may direct the issue of a new public security to replace a public security that is lost, damaged, or destroyed if the Minister is satisfied, on receiving evidence, of the loss, damage, or destruction.

“(2)         The Minister may give a direction under subsection (1) subject to any conditions that the Minister thinks fit.

“65C       Execution of securities

“(1)         A security that must be executed by the Sovereign for the purposes of this Act must be executed for and on behalf of the Sovereign by—

“(a)         the Minister; or

“(b)         a person acting in accordance with a delegation under section 28 or section 41 of the State Sector Act 1988; or

“(c)         borrowing agents appointed for the purpose under section 50.

“(2)         For the purposes of this section, it is enough if a facsimile of the signature of a person who is required to execute a security under this section is reproduced on the security.

“Payments relating to securities

“65D       Payments under public securities

“(1)         Subject to the provisions of this Act,—

“(a)         all principal payable under a public security—

“(i)          must be paid without further authority than this section; and

“(ii)         must be paid from a Crown Bank Account; and

“(b)         all borrowing expenses incurred under a public security may be incurred without further appropriation, and must be paid without further authority, than this section.

“(2)         In this section and section 65E, public security does not include a guarantee or indemnity given under section 65ZD.

“65E        Expenses in respect of securities

“(1)         Any expenses incurred in connection with any of the following functions may be incurred without further appropriation, and must be paid without further authority, than this section:

“(a)         issuing a public security in respect of the Crown; or

“(b)         executing the public security; or

“(c)         redeeming the public security; or

“(d)         varying the public security.

“(2)         In this section, expenses includes—

“(a)         duties, taxes, premiums, bonuses, fees, and commissions; and

“(b)         any expenses incurred on personnel and equipment necessary for the performance of functions set out in subsection (1).

“Subpart 3—Derivative transactions

“Limits on the Crown entering into derivative transactions

“65F        The Crown must not enter into derivative transactions

Except as expressly authorised by any Act, the Crown must not enter (either directly or through an intermediary) into a derivative transaction.

“65G       Minister may enter into derivative transactions if in public interest

“(1)         The Minister, on behalf of the Crown, may enter into a derivative transaction if it appears to the Minister to be necessary or expedient in the public interest to do so.

“(2)         The Minister may enter into a derivative transaction on any terms and conditions that the Minister thinks fit.

“Payments relating to derivative transactions

“65H       Payments relating to derivative transactions of the Crown

“(1)         Any money that is required to be paid by the Crown under a derivative transaction—

“(a)         must be paid without further authority than this section; and

“(b)         must be paid from a Crown Bank Account or, if the Minister directs, a Departmental Bank Account.

“(2)         Any expenses incurred in connection with any of the following matters may be incurred without further appropriation, and must be paid without further authority, than this section:

“(a)         negotiating a derivative transaction; or

“(b)         managing the derivative transaction; or

“(c)         servicing the derivative transaction; or

“(d)         making payments under the derivative transaction.

“Subpart 4—Investment

“Investment of public money

“65I         Investment of public money

“(1)         The Treasury may, without further appropriation than this section, invest any money held in a Crown Bank Account or a Departmental Bank Account—

“(a)         on deposit with a bank (whether in New Zealand or elsewhere) approved by the Minister for the purpose; or

“(b)         in public securities; or

“(c)         in any other securities that the Minister may approve for the purpose.

“(2)         The Treasury may—

“(a)         invest the money for any period and on any terms and conditions that it thinks fit; and

“(b)         sell, or convert into money, any of the securities.

“(3)         The following must be paid into a Crown Bank Account:

“(a)         all interest received from the investment; and

“(b)         all money received from—

“(i)          the redemption or maturity of the investment; or

“(ii)         the sale or conversion of the securities.

“65J        Payment of expenses relating to investment

“(1)         All costs, charges, and expenses incurred in connection with any of the matters specified in subsection (2)—

“(a)         may be incurred without further appropriation, and must be paid without further authority, than this section; and

“(b)         must be paid from a Crown Bank Account.

“(2)         The matters are—

“(a)         negotiating an investment referred to in section 65I; or

“(b)         placing the investment; or

“(c)         managing the investment; or

“(d)         servicing the investment; or

“(e)         converting the investment.

“Limits on lending by the Crown

“65K       The Crown must not lend money except under statute

The Crown must not lend money to a person or organisation, except—

“(a)         as expressly authorised by any Act; or

“(b)         if lending the money is necessary for the Crown to—

“(i)          meet a legal obligation; or

“(ii)         properly perform a function.

“65L        Minister may lend money to persons or organisations if in public interest

“(1)         The Minister, on behalf of the Crown, may lend money to a person or organisation (whether the person or organisation is in New Zealand or elsewhere) if it appears to the Minister to be necessary or expedient in the public interest to do so.

“(2)         The Minister may lend the money under subsection (1) on any terms and conditions that the Minister thinks fit.

“65M      Minister may lend money to foreign government

“(1)         The Minister, on behalf of the Crown, may lend money to the Government of another country for the purpose of assisting—

“(a)         the economic development of that country; or

“(b)         the welfare of the inhabitants of that country.

“(2)         The Minister may lend the money under subsection (1) on any terms and conditions that the Minister thinks fit.

“65N       Authority to lend money includes authority to defer payments

For the purposes of sections 65L and 65M, the authority to lend money includes the authority to defer payment, on terms and conditions that the Minister thinks fit, for any goods or services supplied or works constructed for any person, organisation, or government.

“65O       Repayment of money lent by the Crown

The Minister may, in relation to any money lent by the Crown under section 65L or section 65M,—

“(a)         accept all money payable under the loan in any currency that the Minister thinks fit; and

“(b)         agree at any time to the variation of any security issued in respect of the loan.

“65P        Appropriation required for lending

Any lending under section 65L or section 65M must be made from a capital expenditure appropriation, or other authority, approved by Parliament for the purpose.

“65Q       Securities relating to lending must be in name of Sovereign

“(1)         A security taken in respect of a loan under section 65L or section 65M must be taken in the name of the Sovereign.

“(2)         The Minister may, on behalf of the Sovereign, do any of the following things in respect of, or in connection with, the security that could be done by the Sovereign:

“(a)         exercise any powers, functions, and rights (including any power of disposal); and

“(b)         undertake and perform any liabilities.

“Subpart 5—Banking

“Crown Bank Accounts

“65R       Crown Bank Accounts

“(1)         The Treasury may open, maintain, and operate 1 or more Crown Bank Accounts at a bank or banks that the Minister may direct.

“(2)         The Minister may specify the terms and conditions under which a Crown Bank Account is to be operated.

“(3)         To avoid doubt, a reference to the Crown Bank Account in any other enactment must, unless the context otherwise requires, be read as a reference to a Crown Bank Account.

“Departmental Bank Accounts

“65S        Departmental Bank Accounts

“(1)         A department may open, maintain, and operate 1 or more Departmental Bank Accounts at a bank or banks that the Minister or the Treasury may direct.

“(2)         However, an intelligence and security department may open, maintain, and operate 1 or more Departmental Bank Accounts at banks other than those to which a direction under sub-section (1) relates if the Responsible Minister for that department has given his or her written authority for the department to do so.

“(3)         The Responsible Minister may give the authority under sub-section (2) only if he or she is satisfied that the authority is needed to protect the security interests of the intelligence and security department.

“65T       Directions relating to operation of Departmental Bank Accounts

“(1)         The Minister or the Treasury may give directions on the terms and conditions under which a Departmental Bank Account must be operated.

“(2)         However, in the case of an intelligence and security department, the power conferred by subsection (1) must be exercised only on a basis agreed between the Minister and the Responsible Minister for that department.

“General

“65U       Payment into Bank Accounts

“(1)         All public money is the property of the Crown and must be lodged in either a Crown Bank Account or a Departmental Bank Account.

“(2)         A department that operates a Departmental Bank Account must, subject to any directions given under section 65T, pay into that Account—

“(a)         any money that,—

“(i)          in the case of an intelligence and security department, is disbursed to the department by the Treasury on a basis agreed between the chief executive of the department and the Treasury; or

“(ii)         in the case of any other department, is disbursed to the department by the Treasury; and

“(b)         all receipts relating to departmental revenue; and

“(c)         all receipts resulting from the sale or disposal of assets by the department.

“(3)         Any other public money that is not paid into a Departmental Bank Account must be paid into a Crown Bank Account.

“(4)         Without limiting any provisions of this Act, any money that is paid into a Crown or Departmental Bank Account in error, or in excess of the amount required for the purpose for which it was paid, may be paid out of that Bank Account to the person who is entitled to the payment without further authority than this section.

“65V       Requirements for payment of money out of Bank Accounts

“(1)         Money must not be paid out of a Crown Bank Account or a Departmental Bank Account, except in accordance with an appropriation, or other authority, by or under an Act.

“(2)         Despite subsection (1), money may be transferred—

“(a)         between Crown Bank Accounts; or

“(b)         between Crown Bank Accounts and DepartmentalBank Accounts.

“65W      Powers of Minister or Treasury in relation to Crown Bank Account and Departmental Bank Account

“(1)         The Minister or the Treasury may request from any person or organisation any information in relation to a Crown Bank Account or a Departmental Bank Account.

“(2)         A person or organisation to whom a request for information is made under subsection (1) must supply that information.

“(3)         The Minister may, at any time, close or suspend the operation of—

“(a)         a Crown Bank Account; or

“(b)         after consultation with the Responsible Minister, a Departmental Bank Account.

“(4)         The Minister or the Treasury may—

“(a)         issue directions about any public money held in a Crown Bank Account or a Departmental Bank Account; and

“(b)         transfer money in a Crown Bank Account to another Crown Bank Account or a Departmental Bank Account; and

“(c)         after consultation with the Responsible Minister, direct a department that operates a Departmental Bank Account to transfer money in that account to a Crown Bank Account or another Departmental Bank Account.

“(5)         In the case of an intelligence and security department, the powers conferred on the Minister or the Treasury by subsections (3) and (4) must be exercised on a basis agreed between the Minister and the Responsible Minister for that department.

“65X       Statement of accounts must be sent to Treasury or Auditor-General

A bank at which public money is kept must send to the Treasury or the Auditor-General the statements of account relating to that money that the Treasury or the Auditor-General may require, as the case may be.

“65Y       Treasury must report on all expenses and capital expenditure incurred with or without appropriation or other statutory authority

“(1)         The Treasury must, within the time required under subsection (3), prepare and submit to the Auditor-General a report that sets out—

“(a)         all actual expenses and capital expenditure incurred against an appropriation, or other authority, by or under an Act; and

“(b)         all actual expenses and capital expenditure incurred in excess of, or without, an appropriation, or other authority, by or under an Act.

“(2)         The report must also set out, for each appropriation, or other authority, by or under an Act, the balance between—

“(a)         the amount of expenses and capital expenditure authorised to be incurred; and

“(b)         the amount that was actually incurred.

“(3)         The time required is 3 working days after the Treasury receives the information from departments that is required for the preparation of the monthly financial statements of the Government reporting entity under section 31A.

“(4)         To avoid doubt, this section does not limit the powers of the Auditor-General, under Part 4 of the Public Audit Act 2001, to access information from a public entity or any person.

“(5)         In this section, a reference to authority includes a reference to an authority in advance of an appropriation.

“(6)         In this section and sections 65Z and 65ZA, a reference to the Auditor-General is a reference to the Auditor-General in his or her capacity as Controller and Auditor-General.

“65Z       Auditor-General may direct Ministers to report to House of Representatives in cases involving unlawful expenses, etc

“(1)         The Auditor-General may direct a Minister to report to the House of Representatives if the Auditor-General has reason to believe that expenses or capital expenditure for which that Minister is responsible have been incurred for a purpose that—

“(a)         is not lawful; or

“(b)         is not within the scope, amount, or period of any appropriation, or other authority, by or under an Act.

“(2)         The report must set out the following details:

“(a)         the nature and extent of any alleged breach of the appropriation or other authority that the Auditor-General has reason to believe has occurred; and

“(b)         the events that gave rise to the alleged breach; and

“(c)         the remedial action taken or proposed to be taken to correct the breach and prevent its recurrence.

“(3)         If the Minister is of the opinion that there has not been a breach, the report—

“(a)         must set out the details specified in subsection (2)(a) and (b); and

“(b)         must also state—

“(i)          that the Minister is of that opinion; and

“(ii)         the Minister’s reasons for that opinion.

“(4)         The Minister responsible for the expenses or capital expenditure must—

“(a)         comply with the direction within 20 working days after receiving it; or

“(b)         if Parliament is not in session,—

“(i)          publish the information required by subsection (2) or, as the case may be, subsection (3) in the Gazette within 20 working days after receiving the direction; and

“(ii)         present the information to the House as soon as possible after the commencement of the next session of Parliament; or

“(c)         if the direction is made after the end of the financial year,—

“(i)          comply with the direction by including the information required by subsection (2) or, as the case may be, subsection (3) in the report under section 26C; or

“(ii)         comply with the direction within 20 working days after receiving it.

“65ZA    Auditor-General may stop payments out of Bank Accounts

“(1)         This section applies if the Auditor-General has reason to believe that any money to be paid out of a Crown Bank Account or a Departmental Bank Account may be applied for a purpose that—

“(a)         is not lawful; or

“(b)         is not within the scope, amount, or period of any appropriation, or other authority, by or under an Act.

“(2)         If this section applies, the Auditor-General may direct the Minister, the Treasury or, as the case may be, the department concerned to stop payments out of that Crown Bank Account or Departmental Bank Account.

“65ZB     Application of this subpart to Offices of Parliament

“(1)         Despite section 65S, an Office of Parliament may open, maintain, and operate a Departmental Bank Account at a bank or banks that may be agreed between the Office and the Treasury.

“(2)         Despite section 65U, an Office of Parliament may pay receipts from borrowings into a Departmental Bank Account that it operates.

“(3)         This subpart, if the context requires, applies to that Departmental Bank Account as if—

“(a)         references to a department were references to an Office of Parliament; and

“(b)         the money disbursed by the Treasury under section 65U(2)(a) were disbursed on a basis agreed between the chief executive of the Office concerned and the Secretary; and

“(c)         the powers of the Minister or the Treasury under section 65W in respect of a Departmental Bank Account were to be exercised on a basis agreed between the Minister and the Speaker; and

“(d)         the investment of money held in a Departmental Bank Account operated by an Office of Parliament, in accordance with section 65I, were on a basis agreed between the Treasury and the Office concerned.

“Subpart 6—Guarantees and indemnities

“Limits on giving by the Crown of guarantees
and indemnities

“65ZC     Guarantee or indemnity by the Crown must not be given except under statute

Except as expressly authorised by any Act, it is not lawful for any person to give a guarantee or indemnity on behalf of or in the name of the Crown.

“65ZD    Minister may give guarantee or indemnity if in public interest

“(1)         The Minister, on behalf of the Crown, may give, in writing, a guarantee or indemnity to a person, organisation, or government if it appears to the Minister to be necessary or expedient in the public interest to do so.

“(2)         The Minister may—

“(a)         give the guarantee or indemnity on any terms and conditions that the Minister thinks fit; and

“(b)         in the case of a guarantee, give the guarantee in respect of the performance or non-performance of any duties or obligations by the person, organisation, or government.

“(3)         If the contingent liability of the Crown under a guarantee or indemnity given under this section exceeds $10,000,000, the Minister must, as soon as practicable after the guarantee or indemnity is given,—

“(a)         publish in the Gazette a statement that the guarantee or indemnity has been given; and

“(b)         present the statement to the House of Representatives.

“(4)         The statement may contain any details about the guarantee or indemnity that the Minister considers appropriate.

“65ZE     Departments may give guarantee or indemnity specified in regulations if in public interest

“(1)         A department, on behalf of or in the name of the Crown, may give, in writing, a guarantee or indemnity of a type specified in regulations made under section 81 to a person or organisation if it appears to the department to be necessary or expedient in the public interest to do so.

“(2)         A department must give the guarantee or indemnity on the prescribed terms and conditions (if any).

“(3)         If the contingent liability of the Crown under a guarantee or indemnity given by a department under subsection (1) exceeds $10,000,000, the Responsible Minister must, as soon as practicable after the guarantee or indemnity is given,—

“(a)         publish in the Gazette a statement that the guarantee or indemnity has been given; and

“(b)         present the statement to the House of Representatives.

“(4)         The statement may contain any details about the guarantee or indemnity that the Responsible Minister considers appropriate.

“(5)         This section does not limit section 65ZD.

“Other provisions relating to guarantees and indemnities

“65ZF     Recovery of money paid under guarantee

“(1)         Any money paid by the Crown under a guarantee given under section 65ZD or section 65ZE constitutes a debt due to the Crown from the person, organisation, or government for whom the guarantee was given.

“(2)         A debt referred to in subsection (1)—

“(a)         is recoverable in any court of competent jurisdiction:

“(b)         may be paid over any period of time and on any terms and conditions that the Minister thinks fit:

“(c)         may be written down by the Minister (except that the debt must not be written down below its market value other than in accordance with an appropriation, or other authority, by or under an Act).

“(3)         This section does not limit or affect any other rights that the Crown may have as guarantor.

“65ZG     Payments in respect of guarantees or indemnities

Any money paid by the Crown under a guarantee or indemnity given under section 65ZD and any expenses incurred by the Crown in relation to the guarantee or indemnity may be incurred without further appropriation, and must be paid without further authority, than this section.

Compare: 1989 No 44 ss 18, 20, 23, 33(2), (3), 34, 44A(4), 44D, 46–48, 50–65, 70F”

Amendment to Part VII (trust money) of principal Act

17           New heading to Part VII substituted

The principal Act is amended by repealing the Part VII heading, and substituting the following heading:

“Part 7

“Trust money”.

Part VIIA (security and intelligence departments) of

principal Act repealed

18           Part VIIA repealed

The principal Act is amended by repealing Part VIIA (security and intelligence departments).

Amendments to Part VIII (general provisions) of

principal Act

19           New heading to Part VIII substituted

The principal Act is amended by repealing the Part VIII heading, and substituting the following heading:

“Part 8

“General provisions”.

20           New section 71AA inserted

The principal Act is amended by inserting, immediately before section 71, the following section:

“71AA Delegation of Secretary’s powers

“(1)         The Secretary may delegate to the chief executive of a department (whether or not the department is listed in the First Schedule of the State Sector Act 1988) any power—

“(a)         conferred on the Secretary by this Act; or

“(b)         delegated to the Secretary by the Minister under this Act.

“(2)         Without limiting subsection (1), the Secretary may delegate to the persons referred to in subsection (3) any power conferred on the Secretary by Part 6.

“(3)         The persons are—

“(a)         the Reserve Bank of New Zealand; or

“(b)         the Governor of the Reserve Bank of New Zealand; or

“(c)         the Deputy Governor of the Reserve Bank of New Zealand.

“(4)         The Secretary’s power to delegate under this section is in addition to the Secretary’s powers under section 41(1) of the State Sector Act 1988.

“(5)         Section 41(2) to (7) of the State Sector Act 1988 applies in relation to a delegation under this section as if it were a delegation made under section 41(1) of that Act.”

21           Payment of fines to local authorities and other organisations that conduct prosecutions

Section 73(1) of the principal Act is amended by omitting the words “or a Crown entity” and substituting the words “a Crown entity, or an organisation named or described in Schedule 4”.

22           Unclaimed money

Section 74(1) of the principal Act is amended by omitting the words “or Crown entity”, and substituting the words “Crown entity, or organisation named or described in Schedule 4”.

23           Minister may exercise powers relating to bona vacantia

Section 75 of the principal Act is amended by omitting the words “Her Majesty” wherever they appear, and substituting in each case the words “the Sovereign”.

24           Information to be provided to Treasury

Section 79 of the principal Act is amended by adding the following subsection:

“(3)         Despite subsections (1) and (2), the Treasury may request information under this section about an intelligence and security department—

“(a)         only if the Secretary and the chief executive of that department agree and only to the extent of that agreement; or

“(b)         if there is no agreement under paragraph (a), only if the Minister and the Responsible Minister jointly decide that the Treasury may make the request.”

25           New sections 80 and 80A substituted

The principal Act is amended by repealing section 80, and substituting the following sections:

“80          Treasury instructions

“(1)         Subject to the provisions of this Act and of any regulations made under this Act, the Treasury may issue instructions to departments for all or any of the purposes specified in section 81(1)(a), (ab), (b), (bc), (bd), or (c) to (e).

“(2)         A chief executive of a department must comply with any instructions issued under this section to the extent that the instructions apply to that department.

“(3)         Despite subsections (1) and (2), the Treasury may issue instructions under this section to an intelligence and security department—

“(a)         only if the Secretary and the chief executive of that department agree and only to the extent of that agreement; or

“(b)         if there is no agreement under paragraph (a), only if the Minister and the Responsible Minister jointly decide that the Treasury may issue the instructions.

“(4)         The Treasury must publish the instructions on the Internet as soon as practicable after issuing them.

“80A       Minister of Finance instructions

“(1)         Subject to the provisions of this Act and of any regulations made under this Act, the Minister may issue instructions under subsection (3) for all or any of the purposes referred to in that subsection, rather than recommend the making of regulations under section 81.

“(2)         In deciding whether to issue instructions under subsection (3) rather than recommend the making of regulations under section 81, the Minister must have regard to only—

“(a)         the importance of the instructions, including whether the instructions have a material effect on the rights and interests of individuals:

“(b)         the subject matter of the instructions, including whether the instructions contain detailed or technical matters rather than matters of general principle:

“(c)         the application of the instructions, including whether the instructions apply principally to a particular group rather than to the general public.

“(3)         The Minister may issue instructions,—

“(a)         for all or any of the purposes specified in section 81(1)(ac) or (ba), to—

“(i)          a department; or

“(ii)         an Office of Parliament; or

“(iii)        an organisation named or described in Schedule 4; and

“(b)         for all or any of the purposes specified in section 81(1)(a), (b), or (c), to an entity referred to in section 27(3)(a) to (f).

“(4)         A chief executive of a department, an Office of Parliament, an organisation named or described in Schedule 4, or an entity referred to in section 27(3)(a) to (f) must comply with any instructions issued under this section to the extent that the instructions apply to that department, Office, organisation, or entity.

“(5)         Any instructions issued under this section for the purposes of section 81(1)(ba) must be consistent, in the opinion of the Minister, with generally accepted accounting practice and any reporting standard imposed by or under any other Act, to the extent that those matters are relevant to those instructions.

“(6)         Any instructions issued under this section—

“(a)         are to be treated as regulations for the purposes of the Regulations (Disallowance) Act 1989; but

“(b)         are not regulations for the purposes of the Acts and Regulations Publication Act 1989.

“(7)         The Minister must notify the instructions in the Gazette, and publish them on the Internet, as soon as practicable after issuing them.”

26           Regulations, Orders in Council, and notices

(1)           Section 81(1) of the principal Act is amended by inserting, after the word “Council”, the words “made on the recommendation of the Minister”.

(2)           Section 81(1)(a) of the principal Act is amended by omitting the words “departments, Offices of Parliament, and Crown entities”, and substituting the words “departments and any entities referred to in section 27(3)(a) to (f)”.

(3)           Section 81(1) of the principal Act is amended by inserting, after paragraph (a), the following paragraphs:

“(ab)       prescribing the processes and data standards to be used when supplying the information required under paragraph (a):

“(ac)       prescribing minimum requirements concerning the publication of information that departments, Offices of Parliament, and organisations named or described in Schedule 4 must publish under this Act:”.

(4)           Section 81(1) of the principal Act is amended by repealing paragraph (b), and substituting the following paragraphs:

“(b)         prescribing particular accounting policies and financial statement representations that Ministers, departments, Offices of Parliament, Crown entities, or organisations named or described in Schedule 4 must apply in their financial reporting:

“(ba)       prescribing the non-financial reporting standards that Ministers, departments, Offices of Parliament, or organisations named or described in Schedule 4 must apply and the form in which they must provide the information they are required to present to the House of Representatives under this Act:

“(bb)       specifying the types of guarantees or indemnities that may be given by departments on behalf of or in the name of the Crown under section 65ZE:

“(bc)       prescribing the terms and conditions that must apply to those guarantees or indemnities referred to in paragraph (bb):

“(bd)       prescribing any other matters relating to those guarantees or indemnities referred to in paragraph (bb).”

(5)           Section 81 of the principal Act is amended by adding the following subsection:

“(4)         Any regulations made under this section must be consistent, in the opinion of the Minister, with generally accepted accounting practice, and any reporting standard imposed by or under any other Act, to the extent that those matters are relevant to those regulations.”

27           New section 82 substituted

The principal Act is amended by repealing section 82, and substituting the following section:

“82          Consultation and approval requirements for regulations or instructions relating to reporting standards

“(1)         This section applies to—

“(a)         any regulations that are proposed to be made under section 81(1)(ba) or any instructions that are proposed to be issued by the Minister to departments or organisations named or described in Schedule 4, under section 80A, for the purposes of section 81(1)(ba); and

“(b)         any regulations that are proposed to be made under section 81(1)(ac) or (ba) in relation to Offices of Parliament or any instructions that are proposed to be issued by the Minister to Offices of Parliament, under section 80A, for the purposes of section 81(1)(ac) or (ba).

“(2)         The Minister must prepare and submit to the Speaker a draft of any regulations or instructions to which this section applies.

“(3)         The Speaker must present the draft regulations or instructions to the House of Representatives as soon as is reasonably practicable.

“(4)         In the case of regulations or instructions to which subsection (1)(a) applies, the Minister, after considering any comments of the Speaker or any committee of the House of Representatives that considered the draft regulations or instructions, may amend them as the Minister thinks fit.

“(5)         In the case of regulations or instructions to which subsection (1)(b) applies, the Minister may recommend that the regulations be made or may issue the instructions only after they have been approved by resolution of the House of Representatives.

“(6)         The Minister must, as soon as practicable after issuing instructions to which subsection (1) applies, present them to the House of Representatives.

Compare: 2001 No 10 s 36”.

28           Abolition of certain accounts

Section 83 of the principal Act is amended by omitting the words “the Crown Bank Account” in the second and third places where they appear, and substituting in each case the words “a Crown Bank Account”.

29           Government stock in United Kingdom

Section 85(2) of the principal Act is amended by omitting the expression “section 53”, and substituting the expression “section 63”.

Amendments to other provisions of principal Act

30           New Schedule 4 substituted

The principal Act is amended by repealing the Fourth Schedule, and substituting the Schedule 4 set out in Schedule 1 of this Act.

31           Repeal of Third, Fifth, Sixth, and Seventh Schedules

The principal Act is amended by repealing the Third, Fifth, Sixth, and Seventh Schedules.

Transitional provisions

32           Application of provisions relating to financial year

(1)           Despite the enactment of this Act, any existing provisions of the principal Act that relate to a financial year continue to apply only in respect of—

(a)           either of the following:

(i)            the financial year ending on 30 June 2005; or

(ii)           a later financial year specified by the Governor-General by Order in Council made on the recommendation of the Minister of Finance; and

(b)           each previous financial year.

(2)           Any provisions of the principal Act (as amended by this Act) that relate to a financial year must be read as if those provisions apply only in respect of—

(a)           either of the following:

(i)            the financial year commencing on 1 July 2005; or

(ii)           if a later financial year is specified by the Governor-General by Order in Council made under subsection (1)(a)(ii), the next financial year; and

(b)           each subsequent financial year.

(3)           The Minister of Finance may make a recommendation under subsection (1)(a)(ii) only if he or she is satisfied that doing so is reasonably necessary to maintain the integrity of the preparation of the Budget.

(4)           In this section, existing provisions of the principal Act means the provisions of the principal Act that were in force immediately before the commencement of this Act.

33           Reporting obligations in respect of financial year

(1)           The reporting requirements and provisions that would have applied if this Act had not been enacted continue to apply, in respect of the financial year specified in subsection (3), to a department and an Office of Parliament, rather than the reporting requirements and provisions enacted by this Act or any other Act.

(2)           Therefore, for example, a department and an Office of Parliament must comply with the requirements relating to annual financial statements, annual reports, and audits that were in the principal Act immediately before the commencement of this Act.

(3)           The financial year referred to in subsection (1) is—

(a)           the financial year ending on 30 June 2005; or

(b)           if a later financial year is specified by the Governor-General by Order in Council made under section 32(1)(a)(ii), that financial year.

(4)           To avoid doubt, this section does not limit section 32.

(5)           Section 198 of the Crown Entities Act 2004 applies to an organisation named or described in Schedule 4.

34           Existing bank accounts, investments, borrowing, guarantees, and derivatives

(1)           This section applies to any bank account, investment, borrowing, guarantee, or derivative transaction of an organisation that is named or described in Schedule 4 of the principal Act at the date of commencement of this Act that the organisation would be restricted from acquiring, giving, or entering into under this Act.

(2)           The bank account, investment, borrowing, guarantee, or derivative transaction is not affected by the enactment of this Act.

(3)           However, the terms of the investment, borrowing, guarantee, or derivative transaction may be amended, or any options resulting from the investment, borrowing, or derivative transaction, may be taken up, only if permitted by the Minister ofFinance.

35           Regulations for transitional and savings purposes

(1)           The Governor-General may, by Order in Council, make regulations prescribing transitional or savings provisions relating to the coming into force of this Act.

(2)           Any transitional or savings provisions prescribed in regulations made under subsection (1) may be in addition to or in place of any of the provisions of sections 32 to 34.

36           References in trust deeds to section 25 of principal Act

Every reference to section 25 of the principal Act that is in a trust deed at the date of commencement of this section must be read as a reference to section 161 of the Crown Entities Act 2004.

Consequential amendments and repeal

37           Consequential amendments and repeal

(1)           The enactments specified in Schedule 2 are amended in the manner shown in that schedule.

(2)           The Fiscal Responsibility Act 1994 (1994 No 17) is repealed.

Schedule 1	Public Finance Amendment Act 2004	2004 No 113

s.30

Schedule 1

New Schedule 4 substituted in Public

Finance Act 1989

ss 3A, 45M, 45N

Schedule 4

Organisations for the purposes of subpart 2 of Part 5

NOTE: A tick alongside the name of an organisation means that the section of the Crown Entities Act 2004 that appears above the tick applies to that organisation.

Name or description of organisation	SOI 139	Annual report 150	SSP 153	Securities 161	Borrowing 162	Guarantees 163	Derivatives 164	Surplus 165
Agricultural and
Marketing
Research and
Development
Trust
Asia New Zealand			☒
Foundation
New Zealand Fish			☒	☒	☒	☒	☒
and Game
Council and
Fish and Game
Councils
Leadership			☒
Development
Centre Trust
New Zealand
Lottery Grants
Board
New Zealand			☒	☒	☒	☒	☒
Game Bird
Habitat Trust
Board
New Zealand								☒
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Schedule 2	Public Finance Amendment Act 2004	2004 No 113

s 37

Schedule 2

Amendments to other enactments relating to

amendments to Public Finance Act 1989

Part 1

Acts amended

Chartered Professional Engineers of New Zealand Act 2002

(2002 No 17)

Omit from clause 42 of Schedule 1 the words “only in accordance with section 25 of the Public Finance Act 1989” and substitute the words “subject to the restrictions in section 161 of the Crown Entities Act 2004”.

Conservation Act 1987 (1987 No 65)

Repeal section 26F(4) and (5).

Omit from section 26H(1) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Repeal section 26I(2) and substitute:

“(2)         The Minister must present a copy of the report to the House of Representatives in accordance with section 150(3) of the Crown Entities Act 2004.”

Repeal section 26S(9) and (10).

Omit from section 26W(1) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Repeal section 26X(2) and substitute:

“(2)         The Minister must present a copy of the report to the House of Representatives in accordance with section 150(3) of the Crown Entities Act 2004.”

Constitution Act 1986 (1986 No 114)

Repeal section 22(b) and substitute:

“(b)         to borrow money or to receive money borrowed from any person; or”.

Corrections Act 2004 (2004 No 50)

Omit from section 190(1) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Crown Organisations (Criminal Liability) Act 2002

(2002 No 37)

Repeal the definition of Crown entity in section 4 and substitute:

“Crown entity—

“(a)         has the same meaning as in section 7(1) of the Crown Entities Act 2004; and

“(b)         includes an organisation named or described in Schedule 4 of the Public Finance Act 1989”.

Repeal section 10(1)(b)(v) and substitute:

“(v)         section 133 of the Crown Entities Act 2004; or”.

Deeds Registration Act 1908 (1908 No 40)

Omit from section 52(3) the words “the Public Account and form part of the Consolidated Account” and substitute the words “a Crown Bank Account”.

Defence Act 1990 (1990 No 28)

Repeal section 91 and substitute:

“91          Annual report

As soon as practicable after the end of each financial year, the Chief of Defence Force must, in accordance with section 43 of the Public Finance Act 1989, prepare a report on—

“(a)         the operations of the Defence Force for that financial year; and

“(b)         any other matters that the Chief of Defence Force considers to affect the operations of the Defence Force.”

Earthquake Commission Act 1993 (1993 No 84)

Omit from section 12(1A)(b) the words “section 27(3)(a) to (d)” and substitute the words “section 27(3)(a) to (f)”.

Education Act 1989 (1989 No 80)

Omit from section 180(2) the words “section 41 of the Public Finance Act 1989” and substitute the words “section 154 of the Crown Entities Act 2004”.

Omit from section 217(10) the words “Part 5 of the Public Finance Act 1989” and substitute the words “Part 4 of the Crown Entities Act 2004”.

Environment Act 1986 (1986 No 127)

Repeal section 34.

Forests Act 1949 (1949 No 19)

Omit from section 16(5) the words “within the Crown Bank Account”.

Repeal section 68.

Gambling Act 2003 (2003 No 51)

Omit from section 277(7) the words “section 16(1) of the Public Finance Act 1989” and substitute the words “section 165 of the Crown Entities Act 2004”.

Omit from section 291 the words “a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Omit from section 295(2) the words “section 44A of the Public Finance Act 1989” and substitute the words “section 150(3) of theCrown Entities Act 2004”.

Gaming and Lotteries Act 1977 (1977 No 84)

Repeal section 114(1) and substitute:

“(1)         The Commission is a Crown entity for the purposes of section 7 of the Crown Entities Act 2004.”

Omit from section 114(2) the words “Part 5 of the Public Finance Act 1989” and substitute the words “sections 154 to 156 of the Crown Entities Act 2004”.

Repeal section 116Z(2) and substitute:

“(2)         The Minister must present the report to the House of Representatives in accordance with section 150(3) of the Crown Entities Act 2004.”

Government Communications Security Bureau Act 2003

(2003 No 9)

Add to section 12(1) the words “as if it were an annual report under the Public Finance Act 1989”.

Repeal section 12(3)(a).

Omit from section 12(4) the words “subsection (3)(a) to (d)” and substitute the words “section 45E(1)(c)(i) of the Public Finance Act 1989 and subsection (3)(b) to (d)”.

Hazardous Substances and New Organisms Act 1996

(1996 No 30)

Insert in section 2(1), after the definition of craft:

“Crown entity—

“(a)         has the same meaning as in section 7(1) of the Crown  Entities Act 2004; and

“(b)         includes an organisation named or described in Schedule 4 of the Public Finance Act 1989”.

Omit from section 26(2) the words “listed in the Fourth Schedule to the Public Finance Act 1989”.

Omit from section 53(4)(b) the words “listed in the Fourth Schedule to the Public Finance Act 1989”.

Omit from section 99(3)(b)(ii) the words “specified in the Fourth Schedule to the Public Finance Act 1989”.

Health Act 1956 (1956 No 65)

Omit from section 3C(1) the words “section 30(1) of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Immigration Act 1987 (1987 No 74)

Omit from section 149A(5) the expression “section 23” and substitute the expression “section 65I”.

Judicature Act 1908 (1908 No 89)

Repeal section 42 and substitute:

“42          Fees to be paid into Crown Bank Account

All fees taken by a Sheriff under this Act must be paid immediately into a Crown Bank Account.”

Land Transport Management Act 2003 (2003 No 118)

Omit the definition of national land transport fund from section 5 and substitute:

“national land transport fund means all land transport revenue paid into a Crown Bank Account under section 8”.

Repeal section 8(1) and substitute:

“(1)         All land transport revenue must, as soon as practicable after its receipt by the relevant collecting body, be paid into a Crown Bank Account and be identified as being part of the national land transport fund.”

Omit from section 34(1) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Law Practitioners Act 1982 (1982 No 123)

Repeal section 31A(3) and substitute:

“(3)         Sections 153 to 156 of the Crown Entities Act 2004 apply to the Council as if it were a Crown entity within the meaning of that Act.”

Omit from section 42H the words “pursuant to section 25 of the Public Finance Act 1989” and substitute the words “subject to the restrictions in section 161 of the Crown Entities Act 2004”.

Omit from section 42K(2) the words “Part V of the Public Finance Act 1989” and substitute the words “Part 4 of the Crown Entities Act 2004”.

Omit from section 42K(3) the words “section 44 of the Public Finance Act 1989” and substitute the words “section 150(3) of the Crown Entities Act 2004.”

Local Government Act 2002 (2002 No 84)

Omit from section 121(2) the expression “section 54(2)” and substitute the expression “section 49”.

Omit from section 122(3) the expression “section 54(2)” and substitute the expression “section 49”.

Manapouri-Te Anau Development Act 1963 (1963 No 23)

Omit from section 4A(3) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Maritime Transport Act 1994 (1994 No 104)

Omit from section 330(4) the words “under section 25 of the Public Finance Act 1989” and substitute the words “, but subject to the restrictions in section 161 of the Crown Entities Act 2004”.

National Library of New Zealand (Te Puna Matauranga o Aotearoa) Act 2003 (2003 No 19)

Omit from section 19(5) the words “section 30 of the State Sector Act 1988 or section 39 of the Public Finance Act 1989” and substitute the words “section 43 of the Public Finance Act 1989”.

New Zealand Government Property Corporation Act 1953

(1953 No 5)

Omit from section 3(4) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

New Zealand Railways Corporation Restructuring Act 1990

(1990 No 105)

Omit from section 18(1) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Repeal section 19(1)(c).

New Zealand Security Intelligence Service Act 1969

(1969 No 24)

Add to section 4J(1) the words “as if it were an annual report under the Public Finance Act 1989”.

Repeal section 4J(3)(c).

Omit from section 4J(4) the expression “(3)(c)” and substitute the words “section 45E(1)(c)(i) of the Public Finance Act 1989”.

New Zealand Superannuation Act 2001 (2001 No 84)

Omit from section 5(2) the words “contingent liability,”.

Omit from section 39(4) the words “sections 23, 24, 25, 79, and 80” and substitute the words “sections 65I, 65J, 79, and 80”.

Omit from section 42(2) the words “section 8(1) of the Fiscal Responsibility Act 1994” and substitute the words “section 26O of the Public Finance Act 1989”.

Omit from section 42(3) the words “The Fiscal Responsibility Act 1994 (including, without limitation, section 12)” and substitute the words “Part 2 of the Public Finance Act 1989 (including, without limitation, section 26W)”.

Omit from section 44(1) the words “section 7 of the Fiscal Responsibility Act 1994” and substitute the words “Part 2 of the Public Finance Act 1989”.

Ngai Tahu Claims Settlement Act 1998 (1998 No 97)

Repeal section 348 and substitute:

“348        Ngai Tahu Ancillary Claims Trust an organisation named or described in Schedule 4 of Public Finance Act 1989

“(1)         The Ngai Tahu Ancillary Claims Trust is an organisation named or described in Schedule 4 of the Public Finance Act 1989.

“(2)         To avoid doubt, the obligations of the Ngai Tahu Ancillary Claims Trust under the Public Finance Act 1989 are the responsibility of the trustees of the Ngai Tahu Claims Trust.”

Repeal section 350.

Parliamentary Service Act 2000 (2000 No 17)

Repeal clause 16(b) and (c) of Schedule 1 and substitute:

“(b)         the information that is required to be provided by the Service under section 14 or section 15 of the Public Finance Act 1989:

“(c)         the reports and information required to be prepared under the Public Finance Act 1989:”.

Penal Institutions Act 1954 (1954 No 51)

Omit from section 4K (1) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Omit from section 21Y the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public FinanceAct 1989”.

Omit from section 36BF the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Omit from section 36ZI(1) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

Police Act 1958 (1958 No 109)

Repeal section 65(1) and (2) and substitute:

“(1)         As soon as practicable after the end of each financial year, the Commissioner must, in accordance with section 43 of the Public Finance Act 1989, prepare a report on—

“(a)         the operations of the police for that financial year; and

“(b)         any other matters that the Commissioner considers to affect the operations of the police.”

Public Audit Act 2001 (2001 No 10)

Omit from section 5(1) (b) the expression “section 40(b)” and substitute the expression “section 45F (1) (b)”. Add to section 15, as subsection (2):

“(2)         In the case of an audit of a department (within the meaning of section 2(1) of the Public Finance Act 1989) or an Office of Parliament, the Auditor-General must also audit the appropriations administered by the department or Office.”

Repeal section 36(1) (b).

Add to section 36:

“(5)         If the annual plan is completed in time, the Auditor-General may include it with the final information about the Auditor-General’s future operating intentions that the Auditor-General must provide to the Speaker under section 45G(1)(c) of the Public Finance Act 1989.”

Add to section 37(1) the words “in accordance with section 43 of the Public Finance Act 1989”.

Repeal section 37(2) (a).

Insert in Schedule 1, in its appropriate alphabetical order, the item “Organisations named or described in Schedule 4 of the Public Finance Act 1989”.

Omit from Schedule 1 the item “Security and intelligence departments as defined by section 70A of the Public Finance Act 1989.” and substitute, in its appropriate alphabetical order, the item “Intelligenceand security departments as defined by section 2(1) of the Public Finance Act 1989”.

Repeal clause 7(a) of Schedule 3 and substitute:

“(a)         borrow money (as defined in section 2(1) of the Public Finance Act 1989):”.

Queen Elizabeth the Second National Trust Act 1977

(1977 No 102)

Omit from section 27A the expression “section 59” and substitute the expression “section 65ZD”.

Repeal section 31(2) and substitute:

“(2)         Sections 153 to 156 of the Crown Entities Act 2004 apply to the Trust as if it were a Crown entity within the meaning of that Act.”

Racing Act 2003 (2003 No 3)

Omit from section 68(2) (b) the expression “section 59” and substitute the expression “section 65ZD”.

Reserve Bank of New Zealand Act 1989 (1989 No 157)

Insert in section 2(1), after the definition of Minister:

“net income, in relation to a financial year, means the total revenue of the Bank reported in its statement of financial performance for that year calculated after deducting all expenses incurred by the Bank in that year”.

Insert in section 2(1), after the definition of non-voting security:

“operating expenses, in relation to a financial year,—

“(a)         includes all expenses incurred by the Bank and reported in its statement of financial performance for that year; but

“(b)         does not include—

“(i)          interest, foreign exchange losses, and losses (or provision for losses) on financial instruments or revaluation of financial instruments; or

“(ii)         any payments made to the Crown under section 21”.

Repeal section 15(3) and substitute:

“(3)         Every policy statement stands referred, by virtue of this section, to the House of Representatives.”

Repeal section 53A (3) and substitute:

“(3)         The report stands referred, by virtue of this section, to the House of Representatives.”

Repeal section 157 and substitute:

“157        Financial year

The Bank’s financial year ends on the day on which the Government’s financial year ends.”

Repeal section 158 and substitute:

“158        Meaning of notional surplus income

For the purposes of section 162, notional surplus income, in relation to a financial year of the Bank, means the realised net income of the Bank in that year, after—

“(a)         deducting the amount of income estimated to be paid or applied in meeting the operating expenses of the Bank in carrying out the functions and exercising the powers referred to in section 159(1)—

“(i)          as determined under the relevant funding agreement; or

“(ii)         if a funding agreement has not been ratified in accordance with section 161, as determined under the funding agreement that applied to the previous financial year; and

“(b)         adding actual operating expenses incurred by the Bank in carrying out those functions and exercising those powers; and

“(c)         deducting the cumulative amount of unrealised losses and provisions (net of the cumulative amount of unrealised gains) incurred by the Bank in carrying out those functions and exercising those powers and reported by the Bank in its financial statements at the end of the relevant financial year (so long as those unrealised gains do not exceed those unrealised losses and provisions); and

“(d)         adding any amounts deducted under paragraph (c) in respect of the calculation of notional surplus income for the previous financial year or, in respect of the first financial year after the commencement of this section, adding back the amount that would have been deducted under paragraph (c) in the previous financial year had that paragraph been in force; and

“(e)         deducting any realised net income derived by the Bank from its other functions as shown in the financial statements of the Bank for that financial year; and

“(f)          adding any realised net loss incurred by the Bank from its other functions as shown in the financial statements of the Bank for that financial year.”

Repeal section 159(1) and substitute:

“(1)         The Minister and the Governor may enter into a funding agreement that specifies the amount of the Bank’s income that may be paid or applied in meeting the operating expenses incurred by the Bank in each financial year in carrying out its functions and exercising its powers under—

“(a)         Part II (except sections 16, 32, 34, and 35):

“(b)         Parts III to V:

“(c)         Part VB:

“(d)         Part VC:

“(e)         sections 163, 166, 167, and 190:

“(f)          if the Minister and the Governor agree, any other provision of this Act:

“(g)         any other Act.”

Omit from section 160(a) the words “total expenditure” and substitute the words “operating expenses”.

Omit from section 160(b) and (c) the word “expenditure” in both places where it appears and substitute in each case the words “operatingexpenses”.

Insert, after section 162:

“162A     Obligation to provide statement of intent

The Bank must, in each financial year, provide to the Minister a statement of intent for the Bank and its subsidiaries for that financial year and at least the next 2 financial years.

“162B     Content of statement of intent

“(1)         Each statement of intent must contain the following information for the full period to which it relates:

“(a)         key background information about the Bank and its operating environment:

“(b)         the nature and scope of the Bank’s functions and its principal areas of operation:

“(c)         the nature of the Bank’s specific objectives:

“(d)         the proposed strategies for achieving objectives and carrying out operations:

“(e)         the proposed strategies for managing the organisational health and capability of the Bank:

“(f)          a statement of the projected income and expenditure for the first financial year in the period to which the statement of intent relates.

“(2)         Each statement of intent must be dated and signed by the Governor and the Deputy Chief Executive.

“162C     Process for providing statement of intent to Minister

To provide a statement of intent under section 162A, the Bank must—

“(a)         prepare a draft statement of intent and provide it to the Minister not later than 30 days before the start of each financial year; and

“(b)         consider the Minister’s comments (if any) on the draft and provide the final statement of intent to the Minister on or before the start of the financial year.

“162D     Amendments by Bank to statement of intent

“(1)         The Bank must amend its statement of intent if any matters arise that significantly affect or alter the information contained in the statement that relates to section 162B(1)(b), (d), or (e).

“(2)         To amend its statement of intent, the Bank must—

“(a)         provide a draft amendment to the Minister; and

“(b)         consider the Minister’s comments (if any) and provide the final amendment to the Minister as soon as practicable.

“162E      Statement of intent stands referred to House of Representatives

A final statement of intent and any amendments to it that have been provided to the Minister stand referred, by virtue of this section, to the House of Representatives.”

Repeal section 163 and substitute:

“163        Annual reports and accounts

“(1)         Within 3 months after the end of each financial year the Bank must deliver to the Minister—

“(a)         a report on the operations of the Bank and its subsidiaries during the financial year; and

“(b)         audited financial statements for the Bank for the financial year and, if the Bank has any subsidiaries, audited consolidated financial statements for the Bank and its subsidiaries for that year; and

“(c)         the auditor’s report on those financial statements.

“(2)         The report must contain—

“(a)         information on the remuneration, compensation, and other benefits (including indemnities and insurance cover) provided or granted, during the financial year, to—

“(i)          each member of the Board or a committee of the Board (whose identity must be disclosed in the report for the purposes of this section); and

“(ii)         employees of the Bank (any of whose identity must not be disclosed in the report); and

“(b)         any other matters that the Bank is required, has undertaken, or wishes to report on in its annual report; and

“(c)         if the Board agrees, the Board’s report prepared in accordance with section 53A; and

“(d)         any other information that is necessary, in conjunction with any policy statements published under section 15, to enable an informed assessment to be made of the Bank’s performance in carrying out its functions during the financial year.

“(3)         The documents delivered to the Minister under subsection (1) stand referred, by virtue of this section, to the House of Representatives.

“163A     Bank not Crown entity

The Bank is not a Crown entity for the purposes of the Crown Entities Act 2004.”

Repeal section 167(3), and substitute:

“(3)         The report stands referred, by virtue of this section, to the House of Representatives.”

Reserves Act 1977 (1977 No 66)

Insert, after section 39:

“39A       Annual financial statements

“(1)         A Board may, with the consent of the Minister of Finance, dispense with preparing any of the statements referred to in section 150, section 153, or section 154 of the Crown Entities Act 2004.

“(2)         The consent may be given on any conditions the Minister thinks fit (which may include a requirement that the financial statements of any Board include other statements, figures, or accounts in place of the statements dispensed with).

“(3)         The Minister must not give a consent unless satisfied on reasonable grounds that in all the circumstances the preparation of all the statements referred to in subsection (1)—

“(a)         is not essential because any remaining statements for the financial year (including those appended to the Department of Conservation annual report in accordance with section 45O of the Public Finance Act 1989) can fairly reflect the financial position and operations of the Board; and

“(b)         would be unduly onerous on the Board.”

Omit from section 88A(1) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Omit from section 105 the words “section 103 of the Public Finance Act 1977” and substitute the words “section 73 of the Public Finance Act 1989”.

Residential Tenancies Act 1986 (1986 No 120)

Omit from section 126(1) the words “the State Sector Act 1988” and substitute the words “section 43 of the Public Finance Act 1989”.

State Sector Act 1988 (1988 No 20)

Repeal section 19(2) and substitute:

“(2)         The report must be presented and published in accordance with section 44 of the Public Finance Act 1989 as if it were a department’s annual report.”

Omit from section 20 the words “section 30 of this Act” and substitute the words “section 43 of the Public Finance Act 1989”.

Repeal section 30.

Telecommunications (Residual Provisions) Act 1987

(1987 No 116)

Omit from section 10R (2) the words “section 30 of the State Sector Act 1988” and substitute the words “section 43 of the Public

Finance Act 1989”.

Transit New Zealand Act 1989 (1989 No 75)

Omit from clause 37 of Schedule 1A the expression “section 59” and substitute the expression “section 65ZD”.

Omit from clause 53 of Schedule 1 the expression “section 59” and substitute the expression “section 65ZD”.

Waterfront Industry Restructuring Act 1989 (1989 No 66)

Omit from section 12(2) the expression “section 59” and substitute the expression “section 65ZD”.

Wildlife Act 1953 (1953 No 31)

Omit from section 44J(1) the words “shall be a Crown entity for the purposes of the Public Finance Act 1989” and substitute the words “is, for the purposes of subpart 2 of Part 5 of the Public Finance Act 1989, an organisation named or described in Schedule 4 of that Act”.

Repeal section 44K (2) and substitute:

“(2)         The Minister must present a copy of the report to the House of Representatives in accordance with section 150(3) of the Crown Entities Act 2004.”

Part 2

Regulations amended

Dairy Industry (Herd Testing and New Zealand Dairy Core Database) Regulations 2001 (SR 2001/373)

Omit from regulation 13(3) the words “Public Finance Act 1989” and substitute the words “section 7 of the Crown Entities Act 2004”.

Kiwifruit Export Regulations 1999 (SR 1999/310)

Omit from regulation 32(3) the words “Public Finance Act 1989” and substitute the words “section 7 of the Crown Entities Act 2004”.

Legislative history

14 December 2004	Divided from Public Finance (State Sector Management) Bill, third reading

21 December 2004	Royal assent

This Act is administered in the Treasury.